TABLE OF CONTENTS
-----------------

LETTER FROM THE INVESTMENT ADVISOR........................................... 1
  Wasatch Equity Funds ...................................................... 2
  Wasatch-Hoisington U.S. Treasury Fund ..................................... 3
CORE GROWTH FUND PORTFOLIO SUMMARY........................................... 4
  Review of the Year ........................................................ 4
  Average Annual Total Returns & Growth of a $10,000 Investment ............. 5
GLOBAL SCIENCE & TECHNOLOGY FUND PORTFOLIO SUMMARY........................... 6
  Review of the Year ........................................................ 6
  Average Annual Total Returns & Growth of a $10,000 Investment ............. 7
INTERNATIONAL GROWTH FUND PORTFOLIO SUMMARY.................................. 8
  Review Since Inception .................................................... 8
  Return Since Inception & Growth of a $10,000 Investment ................... 9
MICRO CAP FUND PORTFOLIO SUMMARY............................................ 10
  Review of the Year ....................................................... 10
  Average Annual Total Returns & Growth of a $10,000 Investment ............ 11
SMALL CAP GROWTH FUND PORTFOLIO SUMMARY..................................... 12
  Review of the Year ....................................................... 12
  Average Annual Total Returns & Growth of a $10,000 Investment ............ 13
SMALL CAP VALUE FUND PORTFOLIO SUMMARY...................................... 14
  Review of the Year ....................................................... 14
  Average Annual Total Returns & Growth of a $10,000 Investment ............ 15
ULTRA GROWTH FUND PORTFOLIO SUMMARY......................................... 16
  Review of the Year ....................................................... 16
  Average Annual Total Returns & Growth of a $10,000 Investment ............ 17
WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY..................... 18
  Review of the Year ....................................................... 18
  Average Annual Total Returns & Growth of a $10,000 Investment ............ 19
SCHEDULE OF INVESTMENTS..................................................... 20
STATEMENTS OF ASSETS AND LIABILITIES........................................ 52
STATEMENTS OF OPERATIONS.................................................... 56
STATEMENTS OF CHANGES IN NET ASSETS......................................... 60
FINANCIAL HIGHLIGHTS........................................................ 66
NOTES TO FINANCIAL STATEMENTS............................................... 74
REPORT OF INDEPENDENT ACCOUNTANTS........................................... 86
CHANGE OF INDEPENDENT ACCOUNTANTS........................................... 87
DIRECTORS AND OFFICERS...................................................... 88
GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS................................. 90

                              WASATCH FUNDS, INC.
                                 P.O. BOX 2172
                            MILWAUKEE, WI 53201-2172
                                 1.800.551.1700


                       LETTER FROM THE INVESTMENT ADVISOR
                               SEPTEMBER 30, 2002

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:
------------------

  September 30, 2002 marked the end of a difficult year for us as investors and as shareholders invested in the Wasatch Equity Funds. As our fiscal year ended, stock prices had declined precipitously in virtually all sectors. Ongoing economic weakness, profit warnings by large corporations, accounting scandals, and talk of war with Iraq caused stock prices to be unusually volatile as they retreated to their lowest levels in years.
  Even the stock prices of our highest quality, most well-managed companies fell as fearful investors indiscriminately sold stocks. In times like this it is easy to forget that the stock market is not a single entity. Although the market is often spoken of in this way, it is important to remember that the stock market is made up of thousands of individual companies. It includes large and small companies, well- and poorly-managed companies, fast- and slow-growing companies, profitable and unprofitable companies. So we believe that the challenge for investors is not whether to get in or out of the stock market. Rather, the real challenge is to know which companies have the potential to be worthwhile investments. For mutual fund investors, the challenge is to know which fund managers are best equipped to find investments with the potential to be rewarding.
  At Wasatch, our efforts are entirely focused on analyzing companies to find the ones that we believe have the potential to be rewarding long-term investments.
  We say long-term because, despite our many years of experience as investors, we still do not believe that we or anyone else have the ability to predict with any certainty which direction stock prices will move tomorrow, next week, next month or next year. We would rather spend our energy trying to find and invest in great companies and let time smooth out the fluctuations in stock prices. We firmly believe that long-term investing is the best way to create wealth from stock investments.
  At Wasatch, the quest to find great companies starts with discipline. We believe that the best way to achieve each Fund's investment objective is to consistently pursue each Fund's specific strategy. Each Fund's strategy is designed to help us find the best among certain types of companies. For example, the Small Cap Value Fund's strategy is aimed at finding the best undervalued small companies, we call them "fallen angels" and "undiscovered gems," while the Ultra Growth Fund's strategy is directed toward finding the best among "ultra" fast growing companies.
  Accomplishing our task is complicated by such factors as business or economic conditions, challenges confronting certain industries or types of companies, rising or falling interest rates and the preference of investors for one class of stock over another such as large company over small company or value over growth. The conditions under which we search for companies are always changing. Throughout our many years in the investment business we have learned from each set of circumstances we have encountered. We have refined our investment process accordingly, but we have not strayed from our discipline. We believe that constantly trying to adjust to ever-changing conditions would be like driving forward by looking in the rear view mirror. We have built the long-term track record of each Wasatch Fund by keeping our eyes focused on the road ahead.

WASATCH EQUITY FUNDS
--------------------

  None of the Wasatch Equity Funds produced a gain in the past 12 months. Overall, the Funds' performance reflected difficult market and economic conditions, challenges faced by certain industries and, in a few cases, issues at specific companies.
  Although the market's decline hurt the Funds' performance this year it provided opportunities to invest in companies that we believe are high quality at prices that were more reasonable than we have seen in a long time. This has enabled us to improve the overall quality of each Fund's portfolio.
  For the 12 month period, the Global Science & Technology, Micro Cap, Small
Cap Growth and Ultra Growth Funds outperformed their benchmark indexes while the Core Growth and Small Cap Value Funds underperformed their benchmarks. The International Growth Fund has outperformed its benchmark since the Fund's inception on June 28, 2002.
  Over longer time periods of three, five and 10 years or since inception, all of the Wasatch Equity Funds have produced gains and significantly outperformed their benchmarks with the exception of the new International Growth Fund which commenced operation in June.
  For an in-depth discussion of the performance of each Wasatch Equity Fund, please see the portfolio summaries beginning on page 4.

EQUITY FUNDS OUTLOOK
--------------------

  Even though stock prices have fallen significantly this year, we cannot say that the market has reached the bottom or that a turnaround is imminent. Worries about a "double-dip" recession, accounting improprieties, and the possibility of war with Iraq weigh heavily on the minds of investors. These concerns may continue to hold back stock prices despite their current low levels. Rather than worry about factors over which we have no control, we will continue on our investment course of striving to find and invest in great companies.
  Smaller companies, like those Wasatch invests in, historically have been less sensitive to the economy than large companies particularly when interest rates are as low as they are right now. In addition, they have tended to perform better coming out of a recession. These factors combined with the confidence we have in our current portfolios give us reason to be encouraged. In general, we feel that the companies we hold have the tools to successfully navigate the challenges of the current environment and the potential to be bigger, stronger and more profitable in the years ahead.

WASATCH-HOISINGTON
U.S. TREASURY FUND
------------------

  The Wasatch-Hoisington U.S. Treasury Fund benefited from strong performance in the fiscal year ended September 30, 2002.
  For information about the performance and outlook of the U.S. Treasury Fund, please see the portfolio summary beginning on page 18.

WORTH NOTING
------------

  In July, we reopened the Core Growth, Micro Cap and Small Cap Value Funds to existing shareholders. Now, we are pleased to reopen the Small Cap Value Fund to new investors. For more information about the Funds' status please call us or visit our web site at WWW.WASATCHFUNDS.COM.
                      ---------------------
  We opened the new International Growth Fund to investors on June 28, 2002. Since inception, the markets overseas have been just as volatile as the U.S. markets. With this as a backdrop, Wasatch's experienced International team has been patiently investing the Fund's assets as opportunities have been identified and they have been able to invest in outstanding foreign companies at reasonable prices. As a result, we believe the Fund will be well-positioned when the global economy emerges from the downturn. Already, we feel that the International team has added an important dimension to our analysis and understanding of individual companies, particularly as to how they are positioned to compete in the global marketplace.
  If you have any questions or comments about this report or your investments, please call us at 1.800.551.1700 or visit our web site at WWW.WASATCHFUNDS.COM.
                                                          ---------------------
  You can refer to the Wasatch Funds prospectus for more information about each Fund's investment objectives and strategies.
  We appreciate the trust you have shown by investing your hard earned money with Wasatch Funds. We want to assure you that we are continually striving to invest your assets in ways that we believe will bring you closer to achieving your long-term investment objectives. We look forward to serving you in the coming year and for many years to come.

Sincerely,

/s/ Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board

CORE GROWTH FUND-PORTFOLIO SUMMARY
----------------------------------
SEPTEMBER 30, 2002

(PHOTO)
SAMUEL S. STEWART, JR., PHD, CFA-LEAD MANAGER, JB TAYLOR-CO-MANAGER

  The Wasatch Core Growth Fund seeks long-term growth of capital through investments in stable companies that we believe are high quality and have the potential to grow steadily for long periods of time. In addition, we seek to invest in these companies at reasonable prices. The Core Growth Fund is the most conservative of the Wasatch Equity Funds. However, the Fund will experience volatility and is best suited for long-term investors.

REVIEW OF THE YEAR
------------------

  The Core Growth Fund lost 13.73% in the year ended September 30, 2002 compared to a loss of 9.30% for the Russell 2000 Index, a widely used measure for the performance of small company stocks. The Fund's long-term track record is much better than that of the Index. The Fund's average annual return for five years was 9.16% while the Index lost 3.19%. Over 10 years, the Fund's average annual total return was 15.69% compared to just 8.01% for the Index.
  Despite showing strong earnings growth, the smaller, stable growth companies held by the Fund experienced stock price declines reflective of general market conditions.
  The Fund's loss over the past 12 months was almost entirely due to the financial services sector. We were substantially overweighted in this sector compared to the Russell 2000 and our holdings significantly underperformed. The weak economy has hurt the financial results of some financial services companies making it difficult for them to access the capital markets and borrow money. These issues were behind the stock price decline of one of our largest holdings, AmeriCredit Corp., a sub-prime automobile lender, which was forced to raise equity at extremely dilutive levels. Another large holding, United Rentals, Inc., a mid to heavy equipment rental company, suffered a stock price decline as investors have given up hope of a near-term recovery in commercial construction activity. We believe United Rentals continues to have a strong competitive position and is expected to manage well through the downturn. Our holdings in real estate investment trusts (REITs) generally held up well throughout the year.
  The health care sector contributed to losses suffered by both the Fund and the Russell 2000. However, despite our overweight position in this sector compared to the Index, our holdings performed much better. The health care companies held by the Fund are profitable, stable growers that we believe are well-positioned for the future. The Fund's loss in this sector was primarily due to one holding whose stock price was driven down by short-sellers. We remain confident in the long-term outlook for this company.
  Our only holding in the consumer staples sector, Fleming Companies, Inc., a grocery distributor, suffered a stock price decline that also held back the

CORE GROWTH FUND-PORTFOLIO SUMMARY
----------------------------------

Fund's performance. We believe Fleming is a dominant distributor and that the decline was mostly due to economic weakness and increased competition in the grocery market.
  The Fund's best performing sector was consumer discretionary. We were overweighted in this sector compared to the Index and the Fund's holdings outperformed. Our holdings are primarily business services and retail companies that held up well until recently when renewed concerns about recession caused businesses to reduce spending and the resilient consumer sector to begin pulling back. We believe these well-managed companies continue to have outstanding long-term growth potential.

OUTLOOK
-------

  We cannot say when market or economic conditions will improve. We can assure you that we are completely focused on finding and investing in companies that we believe have outstanding potential for consistent long-term growth. Staying true to this investment discipline is what built the Fund's excellent 10-year track record. We believe that investing in stable, well-managed companies is the best way we can help you as you pursue your long-term investment objectives.
  We appreciate your investment in the Wasatch Core Growth Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH CORE GROWTH FUND            -13.73%         9.16%          15.69%
--------------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------


                Wasatch Core     Russell 2000
                 Growth Fund         Index
  9/30/1992        10,000           10,000
  9/30/1993        12,357           13,316
  9/30/1994        12,820           13,672
  9/30/1995        17,918           16,866
  9/30/1996        20,137           19,082
  9/30/1997        27,703           25,416
  9/30/1998        22,859           20,582
  9/30/1999        29,096           24,507
  9/30/2000        40,588           30,239
  9/30/2001        49,774           23,826
  9/30/2002        42,938           21,610


The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest in the Index.

GLOBAL SCIENCE & TECHNOLOGY FUND-PORTFOLIO SUMMARY
--------------------------------------------------
SEPTEMBER 30, 2002

(PHOTO)
AJAY KRISHNAN, CFA-CO-MANAGER WITH KAREY BARKER, CFA

  The Global Science & Technology Fund seeks long-term growth of capital by investing primarily in technology companies in at least three countries including the United States. The Fund is designed for aggressive long-term investors willing to accept greater risk for the potential of higher returns.

REVIEW OF THE YEAR
------------------

  In the past 12 months, markets in the U.S. and around the world have been particularly volatile as stock prices slumped in almost every sector in response to global economic conditions and other factors. Technology stocks were hit hard and generally remained weak throughout the year.
  The Global Science & Technology Fund lost 18.83% in the 12 months ended September 30th. Over the same period, the Russell 2000 Technology Index, a widely used measure for the performance of small technology stocks, lost 39.34% and the technology-laden Nasdaq Composite Index lost 21.51%.
  Although the Fund was down for the year, it performed much better than these indexes. We attribute the outperformance primarily to our disciplined approach to investing in technology and health care companies and our commitment to pay rational prices for stocks.
  Our holdings in the health care services industry were up over 30% in the year led by our largest holding, Accredo Health, Inc., a company that provides services for individuals with chronic diseases. The Russell 2000's health care services industry was down nearly 6%.
  The biggest positive contribution to the Fund's performance came from the computer services software and systems industry. Our holdings were up nearly 20%, while this industry group in the Russell 2000 was down approximately 34%. The Fund's strong showing was primarily due to significant holdings in Cognizant Technology Solutions Corp. and PEC Solutions, Inc. Both companies have carved out lucrative niches in the competitive professional technology services market.
  The outperformance can also be partially explained by our low exposure to industries like wireless telecommunications, Internet retail, Internet software, telecommunications equipment and internetworking hardware, which were down over 50% in the past 12 months.
  The Fund's decline was primarily due to our exposure to the semiconductor, electronics and pharmaceuticals industries. The semiconductor industry was the biggest contributor to the Fund's decline. A significant factor was our large position in Monolithic System Technology, Inc. (MoSys), a company that licenses proprietary RAM-based memory architecture to designers of highly-integrated semiconductor devices. Despite being profitable and fast growing, MoSys' stock price reflected the ongoing weakness in the semiconductor industry. We remain confident in the company's long-term growth prospects.

GLOBAL SCIENCE & TECHNOLOGY FUND-PORTFOLIO SUMMARY
--------------------------------------------------

  In the pharmaceuticals industry, the Fund held several drug developers that suffered significant stock price declines. We sold the weakest positions and concentrated our holdings in companies that merit the most confidence.

OUTLOOK
-------

  We worked hard throughout the year to understand the business prospects of technology companies from as many angles as possible. We were aided in our efforts by the addition of an experienced International research team that we believe will help us expand the Fund's global focus. Our extensive research helped us recognize opportunities to invest in technology leaders at prices offering significant upside potential.
  We believe the Fund is well-positioned to participate in a technology stock rally based on the strength of our holdings and because they are attractively valued.
  Thank you for your investment in the Global Science & Technology Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                           1 YEAR     5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND   -18.83%      N/A         -21.39%
--------------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                Wasatch Global
                  Science &           Russell 2000            Nasdaq Composite
               Technology Fund      Technology Index                Index
12/19/2000          10,000              10,000                    10,000
12/31/2000          10,290               9,579                     9,414
 3/31/2001           7,990               6,990                     7,018
 6/30/2001          10,930               8,457                     8,248
 9/30/2001           8,020               5,098                     5,725
12/31/2001          11,561               7,425                     7,456
 3/31/2002          11,020               6,739                     7,061
 6/30/2002           8,275               4,746                     5,604
 9/30/2002           6,510               3,092                     4,494

*Inception: December 19, 2000.

The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index.

You cannot invest in these indexes.

INTERNATIONAL GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------
SEPTEMBER 30, 2002

(PHOTO)
MIKE GERDING, CFA-LEAD MANAGER

  The International Growth Fund seeks long-term growth of capital by investing in foreign companies in at least three different developed countries. The Fund pursues an aggressive investment strategy designed for long-term investors who can tolerate greater risks and volatility.

REVIEW SINCE INCEPTION
----------------------

  Since the International Growth Fund's inception on June 28, 2002, we have been working hard to invest the Fund's assets. This has required considerable patience because, like the U.S., the international markets had one of the worst quarters on record. Every country in the MSCI World Ex-U.S. Small-Cap Index, a widely used measure for the performance of foreign small company stocks, was down for the third quarter in dollar terms.
  The Fund's loss of 11.50% since inception was less than the 14.32% loss of its benchmark, the MSCI World Ex-U.S. Small-Cap Index over the same period.
  At the end of September, just under 21% of the Fund's assets were held in cash equivalents. We will continue to be patient investing the cash as we strive to take advantage of opportunities presented by this turbulent market.
  At September 30th, we had 47 positions in 17 different countries. Our largest country weightings based on the Fund's net assets included: the United Kingdom, 21.7%; Canada, 11.8%; France, 11.0%; and Japan, 5.7%. Although Japan represents one of our larger country weights, the Fund is still underweighted compared to the 32.3% Japan represents in the Index. We continue to struggle to find strong, growing smaller companies in Japan. Our underweighting hurt the Fund's performance relative to the Index as the Japanese small cap market has been one of the strongest in the world year-to-date.
  The Fund is also widely diversified among industries, with over 20 industries represented in the portfolio. The Fund was overweighted compared to the Index in the consumer discretionary, energy and health care sectors. The Fund's weighting in information technology was comparable to that of the Index. The Fund was underweighted in the consumer staples, financials and industrials sectors.
  During the quarter, our exposure to oil and gas, retail and restaurants helped the Fund's performance, while our exposure to technology and financials hurt performance.
  Our largest positions include: SOCO International Plc, a UKoil and gas producer; Munters AB, a Swedish company that is the world's leader in moisture control systems and services; Egg Plc, an innovative UKonline financial services company; and Ryanair Holdings Plc, the Irish airline that has become the largest discount air carrier in Europe.
  At the end of the quarter, the Fund's portfolio had a weighted average market capitalization of $988 million. The aver-

INTERNATIONAL GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------

age annual expected earnings growth rate for companies held by the Fund is strong over three years at nearly 25%.

OUTLOOK
-------

  We continue to believe that markets are faced with a difficult economic environment. We do not expect a sharp snapback in either the economies of the world or the markets. Having said this, we think that these conditions are already largely reflected in stock prices. We expect that even with lackluster economic growth, there will be earnings growth and that in this environment some companies will do very well. We believe that our bottom-up approach to building the Fund's portfolio one carefully researched company at a time has outstanding potential for success. We will continue to search the globe for the best, rapidly growing companies we can find, regardless of where they are located. We will also focus on companies with quality business models and predictable performance.
  We are excited about the Fund's long-term investment potential and appreciate the faith and trust you have shown by investing in the International Growth Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                            1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
WASATCH INTERNATIONAL GROWTH FUND             N/A       N/A         -11.50%
--------------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT

             Wasatch International  MSCI World Ex-U.S.
                  Growth Fund         Small-Cap Index
 6/28/2002          10,000                10,000
 6/30/2002          10,000                10,222
 7/31/2002           9,380                 9,392
 8/31/2002           9,440                 9,283
 9/30/2002           8,850                 8,568


*Inception: June 28, 2002. Return since inception is not annualized.

The MSCI World Ex-U.S. Small-Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $800 million across 23 developed markets, excluding the United States. You cannot invest in the Index.

MICRO CAP FUND-PORTFOLIO SUMMARY
--------------------------------
SEPTEMBER 30, 2002

(PHOTO)
ROBERT GARDINER, CFA-LEAD MANAGER

  The Micro Cap Fund seeks long-term growth of capital through investments in growing companies with market capitalizations of less than $750 million at the time of initial purchase. The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap stocks.

REVIEW OF THE YEAR
------------------

  In the 12 months ended September 30, 2002, the Micro Cap Fund experienced a small loss of 1.41% compared to a much greater loss of 9.30% for the Russell 2000 Index, a widely used measure for the performance of small company stocks. The Fund has produced strong positive returns over longer time periods. The Fund's average annual total returns for three and five years and since inception were 23.41%, 18.76% and 25.99%, respectively, compared to -4.11%, -3.19% and
4.88%, respectively, for the Russell 2000.
  Over the past 12 months, the stock market's steep decline hurt the Fund's performance. Despite suffering from weak stock prices, the majority of the Fund's holdings have continued to report strong earnings growth. In general, we are pleased with how well they seem to be managing this downturn.
  Retreating stock prices provided numerous opportunities to invest in companies that we believe are high quality but were previously too expensive. This has allowed us to improve the overall quality of the Fund's portfolio.
  The health care sector was heavily weighted in the Fund and made the biggest positive contribution to performance. The Fund was overweighted in health care compared to the Russell 2000 and our holdings significantly outperformed. A number of large health care holdings benefited from stock price increases including AmSurg Corp., CorVel Corporation, ICUMedical, Inc. and Young Innovations, Inc.
  The heavily weighted consumer discretionary sector was another strong performer for the Fund led by FTI Consulting, Inc. and Chico's FAS, Inc. We were overweighted in consumer discretionary compared to the Index and our holdings did much better.
  The Fund's worst performing sector was producer durables where we held quite a few small positions. We were substantially underweighted in this sector compared to the Index and our holdings significantly underperformed. In general, our holdings with ties to the technology sector suffered steep stock price declines while several homebuilders benefited from a favorable environment for new home construction.
  As we began to see better values on higher quality technology stocks, we significantly increased the Fund's weighting in this sector. By the end of the fiscal year, the Fund was overweighted in technology compared to the Russell 2000. While our holdings held up much better than those in the Index, this sector detracted from the Fund's

MICRO CAP FUND-PORTFOLIO SUMMARY
--------------------------------
performance as technology stocks remained weak throughout the year. Companies with ties to the electronics, software and semiconductor industries were among the hardest hit. One exception was Integrated Circuit Systems, Inc., a company that makes timing devices for electronic systems, we held a large position and the company enjoyed a 23% stock price increase.
  The Fund was dramatically underweighted in financial services compared to the Index. Our holdings did slightly better but our underweighting hurt performance relative to the Index as this was one of the Index's best performing sectors during the past 12 months.

OUTLOOK
-------

  We feel that the Fund's current holdings are generally high-quality companies with significant upside potential provided by strong fundamentals coupled with depressed stock prices. While economic and other issues may continue to hold back stock prices, we will continue to search for micro cap companies that have outstanding long-term investment potential. We believe this is the best way we can help you in your efforts to achieve long-term investment goals.
  We appreciate your investment in the Wasatch Micro Cap Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                       1 YEAR         5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
WASATCH MICRO CAP FUND                 -1.41%         18.76%        25.99%
--------------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                Wasatch Micro Cap Fund   Russell 2000 Index
6/19/1995               10,000                10,000
9/30/1995               13,600                11,042
9/30/1996               15,750                12,492
9/30/1997               22,771                16,638
9/30/1998               20,779                13,474
9/30/1999               28,619                16,044
9/30/2000               46,900                19,796
9/30/2001               54,556                15,598
9/30/2002               53,788                14,147

*Inception: June 19, 1995.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest in the Index.

SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
---------------------------------------
SEPTEMBER 30, 2002

(PHOTO)
JEFF CARDON, CFA-LEAD MANAGER

  The Small Cap Growth Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

REVIEW OF THE YEAR
------------------

  The Small Cap Growth Fund was down 7.53% in the 12 months ended September
30th while the Russell 2000 Index, a widely recognized measure for the performance of small company stocks, lost 9.30%. Over the past five years, the Fund gained 8.78% annually while the Index lost 3.19% annually. Over 10 years, the Fund's average annual total return was 14.35% while the Index returned just 8.01%.
  Over the past 12 months, companies in most economic sectors suffered stock price declines. During these difficult times, we took advantage of opportunities to upgrade the quality of the portfolio as previously expensive stocks became available at reasonable prices. Another reason for optimism is that, despite weak stock prices, the Fund's holdings generally reported strong earnings growth. We believe this bodes well for the Fund.
  The Fund's decline during this fiscal year was primarily due to four sectors-utilities, health care, financial services and producer durables.
  The worst performing sector in the Fund was utilities, which houses our cell phone and cable TV holdings. These holdings represent less than 2.6% of the Fund. High debt levels and slowing subscriber growth triggered dramatic price declines in these stocks. We believe we own the best companies in the sector and remain bullish on the long run opportunity of these businesses.
  The Fund's health care holdings generally held up well throughout the year.
We were overweighted in this sector compared to the Russell 2000 and our holdings outperformed. The health care companies we hold tie into the aging of America, a demographic phenomenon that will create a flood of demand for our companies for many years to come. We expect to remain long run investors in this sector.
  For most of the past 12 months, the financial services sector was a strong performer in the Russell 2000. Historically, we have been underinvested in financial services because this sector is primarily regional banks and real estate investment trusts (REITs), two industries whose growth rates do not meet our minimum targets. When this sector outperforms, we have a hard time keeping up since it represents a whopping 22% of the Russell 2000 Index. This fiscal year, our outperformance versus the Index was accomplished in the face of this significant headwind. We feel that our underweighting will be beneficial over the long run because we believe we can find companies with better growth potential in other sectors.
  The Fund's best performing sector was consumer discretionary. We were overweighted in this sector compared to

SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
---------------------------------------

the Russell 2000 and our holdings outperformed. Over the years, we have found that small, well-run companies like Chico's FAS, Inc., O'Reilly Automotive, Inc. and FTI Consulting, Inc. have the ability to grow fast by offering unique products or by providing superior service to their customers.
  The Fund was also overweighted in technology compared to the Index. Although our technology stocks were down for the year, they significantly outperformed the Index in a terribly weak market for technology stocks. Since the Internet bubble burst, technology has been a difficult and volatile sector of the market. Despite issues of overcapacity and weak demand, we continue to find technology companies with exciting growth prospects.

OUTLOOK
-------

  The earnings growth outlook for the Fund's holdings remains robust despite mixed economic data. Our valuation statistics show the Fund's holdings to be at the low end of the historical range. Simply put, we feel like we have created a portfolio of great growth companies that are currently selling at reasonable prices. We understand this has been a difficult period for investors and we hope to reward your trust in Wasatch with superior investment performance.
  Thanks again for your business.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                       1 YEAR         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
WASATCH SMALL CAP GROWTH FUND          -7.53%          8.78%         14.35%
--------------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                   Wasatch Small Cap
                     Growth Fund          Russe1l 2000 Index
9/30/1992               10,000                10,000
9/30/1993               13,573                13,316
9/30/1994               14,503                13,672
9/30/1995               19,606                16,866
9/30/1996               19,391                19,082
9/30/1997               25,103                25,416
9/30/1998               20,300                20,582
9/30/1999               30,237                24,507
9/30/2000               45,243                30,239
9/30/2001               41,346                23,826
9/30/2002               38,232                21,610


The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest in the Index.

SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
--------------------------------------
SEPTEMBER 30, 2002

(PHOTO)
JIM LARKINS, MBA-CO-MANAGER WITH SAM STEWART, PHD, CFA AND JOHN MAZANEC, MBA

  The Small Cap Value Fund seeks long-term growth of capital through investments in companies with market capitalizations of less than $1.5 billion whose stocks are selling at a substantial discount to what we believe is the company's underlying value. The Fund is designed for long-term investors who have assessed their tolerance for risk and volatility.

REVIEW OF THE YEAR
------------------

  The Small Cap Value Fund lost 12.35% in the 12 months ended September 30,
2002 while the Russell 2000 Value Index, a widely recognized measure for the performance of value-oriented small company stocks, lost 1.47%. The Fund's average annual total return of 15.76% for three years is well above the Index's 6.28% return over the same period.
  The biggest contributor to the Fund's one year loss was the financial services sector. This sector made a positive contribution to the performance of the Russell 2000 Value Index. The Fund was slightly underweighted in financial services compared to the Index and our holdings significantly underperformed.
  Most of the weakness in our financial services holdings came in the last six months and can largely be attributed to ongoing economic weakness which hurt the financial results of some companies. Many financial services companies, particularly banks and sub-prime lenders, rely on the ability to access the capital markets and borrow money to finance their operations. In the current environment, these companies have found borrowing much more difficult and some have seen their credit ratings downgraded. In general, we think the capital markets and debt rating agencies have overreacted. However, we carefully analyzed our holdings and sold those with diminished outlooks. We believe the financial services companies we continue to hold have the tools to navigate the current challenges and the potential to do well in the future. The real estate investment trusts (REITs) held by the Fund, on average, were strong performers during the year.
  Falling stock prices created opportunities to improve the overall quality of the Fund's portfolio. Opportunities to invest in companies that we believe are higher quality required selling some holdings even though their stock prices had fallen significantly. While this hurt the Fund's short-term performance, we believe the Fund is now better positioned to provide the long-term results we seek.
  The consumer staples sector also contributed to the Fund's decline and underperformance of the Index. The stock price of our only holding in this sector, Fleming Companies, Inc., a grocery distributor, declined steeply due to economic weakness and increased competition in the grocery market. Our analysis shows Fleming to be severely undervalued given the company's dominant position in its industry.

SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
--------------------------------------

  The materials and processing sector was negative to the Fund's performance. The Fund has few holdings in this sector. We were significantly underweighted compared to the Russell 2000 Value Index and our holdings underperformed.
  The Fund's heavily weighted consumer discretionary sector made a positive contribution to performance. Our holdings are primarily business services and retail companies. In general, these companies held up well until the most recent quarter when business and consumer spending weakened in the face of renewed concerns about recession. We remain optimistic about the long-term business prospects of our consumer discretionary holdings.

OUTLOOK
-------

  From a historical perspective, the Fund's holdings are significantly undervalued. We believe that the companies we hold are capable of weathering the economic downturn and have the potential to become even more successful in the future. In time, we believe that their stock prices will rise to more fully reflect their intrinsic value. We are confident that investing in undervalued small companies is an excellent way to achieve long-term investment objectives.
  Thank you for your investment in the Small Cap Value Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR        5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
WASATCH SMALL CAP VALUE FUND        -12.35%          N/A           14.16%
--------------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                  Small Cap Value Fund            Russell 2000 Value Index
12/17/1997               10,000                             10,000
 9/30/1998                9,000                              8,767
 9/30/1999               12,150                              9,278
 9/30/2000               18,218                             10,703
 9/30/2001               21,505                             11,303
 9/30/2002               18,849                             11,138

*Inception: December 17, 1997.

The Russell 2000 Value Index is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest in the Index.

ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------
SEPTEMBER 30, 2002

(PHOTO)
KAREY BARKER, CFA-LEAD MANAGER
AJAY KRISHNAN, CFA-CO-MANAGER

  The Ultra Growth Fund seeks to invest in rapidly growing companies in fast growing sectors of the economy. It pursues an aggressive investment strategy designed for long-term investors who can tolerate greater risks and volatility.

REVIEW OF THE YEAR
------------------

  The Ultra Growth Fund was down 9.74% in the past 12 months. Although the Fund lost ground, we outperformed the Russell 2000 Growth Index, a widely used measure for the performance of growth-oriented small company stocks, which lost 18.16%.
  The Fund also outperformed the Index over longer time periods. In the past three, five and 10 years the Fund's average annual total returns were 5.66%, 5.15% and 11.10%, respectively, compared to the Index's returns of -15.22%, -9.50% and 3.49%, respectively.
  The Fund's overweighting in the technology sector and the superior performance of our holdings were the primary reasons the Fund outperformed the Index over the past year. The Index's technology holdings were down over 40% while our holdings in this sector were down less than 4%. Nevertheless, the technology sector was a major contributor to the Fund's decline as technology stock prices generally remained weak throughout the year. This was not true for two of our largest positions - Cognizant Technology Solutions Corp. and PECSolutions, Inc. These technology service providers ended the year up substantially. While general price weakness hurt the Fund's performance, it created opportunities to invest in what we believe are leading technology companies at attractive prices.
  The Fund also outperformed the Russell 2000 Growth Index in the health care sector. We were overweighted in health care compared to the Index. While our holdings were down just over 10%, the Index's health care holdings were down nearly 30%. The biggest positive contribution to the performance of this sector came from our largest holding, Accredo Health, Inc., a service provider for individuals with chronic diseases.
  Although consumer discretionary was the Fund's third most heavily weighted sector, we were significantly underweighted compared to the Index. Our holdings were up over 20% in the year while the Index's holdings were up just over 1%. The performance of this sector was led by a significant position in Career Education Corp., an operator of schools for post-secondary education.
  We attribute the loss in our underweighted producer durables sector to ongoing weakness in the technology sector as our few holdings are companies with strong ties to technology.
  The Fund was dramatically underweighted in the financial services sector compared to the Index. Our few holdings significantly underperformed led by AmeriCredit Corp., a sub-prime automobile lender, that suffered a steep stock price decline related to economic

ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------

weakness and tighter lending conditions.
  Given the excellent values we are seeing on what we consider to be premium investments, we have concentrated the Fund's holdings in those companies that we believe have the best and most highly visible earnings growth potential because they are supported by seasoned management teams and strong balance sheets.

OUTLOOK
-------

  Despite the tough environment, we are excited about how the Fund is positioned going into the new fiscal year. Our focus is not on trying to predict short-term price movements. Instead, we think that the best way we can serve you is to follow a disciplined investment strategy. Our Ultra Growth strategy calls for bottom-up, fundamental research directed at finding and investing in fast growing companies at prices we believe are rational. We are completely focused on this endeavor.
  We look forward to working with you as you strive to achieve your long-term investment objectives.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH ULTRA GROWTH FUND            -9.74%         5.15%          11.10%
--------------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                Wasatch Ultra   Russell 2000    Russell 2000     Russell 2500
                 Growth Fund       Index          Growth            Growth
  9/30/1992        10,000          10,000         10,000            10,000
  9/30/1993        10,585          13,316         12,920            12,675
  9/30/1994        11,099          13,672         13,031            12,943
  9/30/1995        18,784          16,866         16,706            16,849
  9/30/1996        18,307          19,082         18,812            19,545
  9/30/1997        22,288          25,416         23,218            24,608
  9/30/1998        17,370          20,582         17,443            18,619
  9/30/1999        24,294          24,507         23,134            26,039
  9/30/2000        35,629          30,239         29,997            37,756
  9/30/2001        31,748          23,826         17,223            21,566
  9/30/2002        28,655          21,610         14,095            17,780

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest in these indexes.

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------
SEPTEMBER 30, 2002

(PHOTO)
VAN R. HOISINGTON-LEAD MANAGER

  The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

REVIEW OF THE YEAR
------------------

  The U.S. Treasury Fund produced outstanding results over the past 12 months and exceeded the return of the Lehman Brothers Aggregate Index. The Fund's one year return was 15.38%, far better than the Index's return of 8.60%. The Fund's average annual total returns for the past three, five and 10 years were 12.68%, 9.70% and 8.14%, respectively, while the Index returned 9.48%, 7.83% and 7.37%, respectively.
  The key determinant of the yield on U.S. Treasury securities is the inflation rate. In the past four quarters, the Gross Domestic Product (GDP) Price Index increased by just 1%, the slowest rise since the early 1960s. Thus, inflation fell below the average 2.1% increase that was recorded over the past 131 years. Accordingly, the yield of the longest maturity (29-year) Treasury bond fell to 4.68% at the end of September, down from 5.42% a year earlier. The drop in yield resulted in appreciation in the prices of the long-dated Treasury securities held by the Fund.
  Long-dated Treasury securities are sensitive to changes in interest rates. When interest rates decline, like they did in the past 12 months, the value of the Fund's securities generally will increase. When interest rates rise the value of the Fund's securities generally will decline. Up and down movements in interest rates are usual over the course of a year and may cause the Fund's net asset value per share to vary widely.

OUTLOOK
-------

  We believe that the persistent economic problems confronting the U.S. will continue over the next year and perhaps considerably longer. Historically, there have been times when excess productive capacity, or oversupply, has overwhelmed any increase in consumption (demand). Students of, and participants in, post World War II (WWII) business cycles are unfamiliar with the generalized conditions of oversupply that describe the present situation both domestically and globally.
  Until now, the post WWIIbusiness cycle model has not had to deal with a recession dominated by collapses in investment spending that eventually led to a downturn in consumer spending. The risk for this economy is that a consumer spending downturn lies ahead.
  While the U.S. economy is not in deflation, the corporate sector is, as indicated by the little-noticed corporate sector deflator which fell 0.6% in the past four quarters. Deflation in the corporate sector has eroded profit margins and forced cuts in capital spending, travel and other discretionary outlays.
  While deflation for the broad econ-

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

omy may not occur in the near future, the pathway to such an outcome is open. Even though the service sector still reflects rising prices, it may not be enough to prevent overall deflation. The consumption deflator for services has dropped from a pace of nearly 5.5% in 1990 to a 2.6% rate of increase in the latest 12 months. The risk is that problems in the corporate sector will continue to mount because of excess capacity and high debt levels, and ultimately will force wages lower. A fall in wages would force service prices lower and increase the risk of deflation.
  At present, long-dated Treasury bond yields continue to be attractive. Although rates are lower than they have been in a generation, the Treasury bond yield is still nearly 0.5% above its long-term average of 4.2%.
  In summary, persistent problems in many parts of the domestic and global economies will lead to expectations that inflation will fall further. In this low inflation environment, we expect increased demand for longer-dated U.S. Treasury securities will continue to push yields lower and prices higher.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                          1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH-HOISINGTON U.S. TREASURY FUND     15.38%         9.70%          8.14%
--------------------------------------------------------------------------------

Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                Wasatch-Hoisington                 Lehman Bros.
                U.S. Treasury Fund               Aggregate Index
9/30/1992           10,000                            10,000
9/30/1993           10,380                            10,998
9/30/1994           10,536                            10,643
9/30/1995           11,639                            12,140
9/30/1996           12,153                            12,734
9/30/1997           13,761                            13,971
9/30/1998           17,105                            15,580
9/30/1999           15,283                            15,524
9/30/2000           16,786                            16,609
9/30/2001           18,949                            18,761
9/30/2002           21,864                            20,373

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC; must be publicly issued. You cannot invest in the Index.

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               COMMON STOCKS 97.6%
               -------------------

               AEROSPACE 0.2%
     90,900    HEICO Corporation                                  $  1,028,988
    112,622    HEICO Corporation, Class A                              959,539
                                                                --------------
                                                                     1,988,527
                                                                --------------

               AIR TRANSPORT 0.4%
    157,900    Expeditors International of Washington, Inc.          4,411,726
                                                                --------------

               CHEMICALS 0.7%
    214,775    Cabot Microelectronics Corporation*                   7,998,221
                                                                --------------

               COMMUNICATIONS TECHNOLOGY 2.8%
  1,969,075    UTStarcom, Inc.*                                     30,067,775
                                                                --------------

               DIVERSIFIED FINANCIAL SERVICES 1.6%
    920,000    BISYS Group, Inc. (The)*                             15,373,200
    428,000    Euronet Worldwide, Inc.*                              2,152,840
                                                                --------------
                                                                    17,526,040
                                                                --------------

               EDUCATION SERVICES 0.4%
    159,275    Bright Horizons Family Solutions, Inc.*               4,448,551
                                                                --------------

               ELECTRONICS-SEMICONDUCTORS/COMPONENTS 2.4%
  1,931,600    Amkor Technology, Inc.*                               4,597,208
  1,303,575    Integrated Circuit Systems, Inc.*                    20,466,127
                                                                --------------
                                                                    25,063,335
                                                                --------------

               FINANCE COMPANIES 0.8%
    817,100    Saxon Capital, Inc.*                                  9,045,297
                                                                --------------

               FINANCE-SMALL LOAN 4.0%
  5,325,531    AmeriCredit Corp.*++                                 42,977,035
                                                                --------------

               FINANCIAL DATA PROCESSING
                  SERVICES AND SYSTEMS 1.5%
    477,000    Fair, Isaac and Company, Incorporated                15,597,900
                                                                --------------

               FINANCIAL-MISCELLANEOUS 5.8%
  1,540,322    Fidelity National Financial, Inc.                    44,268,854
  5,419,312    Metris Companies Inc.++                              12,518,611
    126,700    Triad Guaranty, Inc.*                                 4,411,694
                                                                --------------
                                                                    61,199,159
                                                                --------------

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               FOODS 0.8%
  1,615,875    Fleming Companies, Inc.                              $8,079,375
                                                                --------------

               HEALTH CARE FACILITIES 4.4%
  1,066,425    Renal Care Group, Inc.*                              35,074,718
    539,150    Sunrise Assisted Living, Inc.*                       11,564,767
                                                                --------------
                                                                    46,639,485
                                                                --------------

               HEALTH CARE MANAGEMENT SERVICES 15.9%
    892,375    AMERIGROUP Corporation*                              29,939,181
    720,750    AmeriPath, Inc.*                                     10,739,175
  1,248,000    First Health Group Corp.*                            33,845,760
    325,450    MedQuist Inc.*                                        7,637,661
  3,214,756    Orthodontic Centers of America, Inc.*++              34,397,889
  1,683,500    Pediatrix Medical Group Inc.*++                      52,171,665
                                                                --------------
                                                                   168,731,331
                                                                --------------

               HEALTH CARE SERVICES 8.7%
  1,054,700    Apria Healthcare Group Inc.*                         24,848,732
    992,210    Express Scripts, Inc., Class A*                      54,095,289
    436,775    Lincare Holdings Inc.*                               13,557,496
                                                                --------------
                                                                    92,501,517
                                                                --------------

               IDENTIFICATION CONTROL AND FILTER DEVICES 0.0%
    317,809    American Bank Note Holographics, Inc.*                  270,138
                                                                --------------

               INVESTMENT MANAGEMENT COMPANIES 5.1%
  1,909,675    Allied Capital Corporation                           41,802,786
    931,325    MCG Capital Corporation                              12,274,864
                                                                --------------
                                                                    54,077,650
                                                                --------------

               LEISURE TIME 3.3%
  1,272,987    SCP Pool Corporation*++                              34,892,574
                                                                --------------

               MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 1.6%
    456,513    ICU Medical, Inc.*                                   16,671,855
                                                                --------------

               REAL ESTATE INVESTMENT TRUSTS 5.9%
  1,175,400    Annaly Mortgage Management, Inc.                     21,686,130
    467,925    Capital Automotive                                   11,688,767
    519,175    iStar Financial Inc.                                 14,495,366
    773,675    Thornburg Mortgage, Inc.                             14,537,353
                                                                --------------
                                                                    62,407,616
                                                                --------------

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               RENTAL AND LEASING SERVICES-COMMERCIAL 3.8%
  4,805,725    United Rentals, Inc.*++                             $40,560,319
                                                                --------------

               RENTAL AND LEASING SERVICES-CONSUMER 9.1%
  1,859,700    Rent-A-Center, Inc.*++                               96,611,415
                                                                --------------

               RESTAURANTS 0.6%
    180,675    CEC Entertainment Inc.*                               6,162,824
                                                                --------------

               RETAIL 9.5%
    735,375    Group 1 Automotive, Inc.*                            16,435,631
  1,184,250    Men's Wearhouse, Inc. (The)*                         17,408,475
    844,495    O'Reilly Automotive, Inc.*                           24,169,447
  1,812,570    Sonic Automotive, Inc.*++                            32,082,489
 15,716,000    Texwinca Holdings Limited                            10,578,440
                                                                --------------
                                                                   100,674,482
                                                                --------------

               SECURITIES BROKERAGE AND SERVICES 1.5%
    546,637    Investment Technology Group, Inc.                    15,994,599
                                                                --------------

               SERVICES-COMMERCIAL 6.8%
  3,815,025    Copart, Inc.*                                        41,393,021
    763,375    MAXIMUS, Inc.*                                       17,099,600
  1,021,995    West Corporation*                                    14,307,930
                                                                --------------
                                                                    72,800,551
                                                                --------------

               TOTAL COMMON STOCKS (COST $1,233,276,804)         1,037,399,297
                                                                --------------

               WARRANTS 0%
               -----------

     13,909    American Bank Note Holographics, Inc.                         -
                                                                --------------
               TOTAL WARRANTS (COST $0)                                      -
                                                                --------------

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
SEPTEMBER 30, 2002

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

               CORPORATE BONDS 0.5%
               --------------------

$26,500,000    Intermedia Communications, Inc., 11.25%,
               due 7/15/2007+++                                     $5,167,500
                                                                --------------

               TOTAL CORPORATE BONDS (COST $19,766,351)              5,167,500
                                                                --------------

               SHORT-TERM INVESTMENTS 1.4%
               (Variable Rate Demand Deposits)
$15,033,120    UMB Bank Money Market Fiduciary                      15,033,120
                                                                --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $15,033,120)      15,033,120
                                                                --------------

               TOTAL INVESTMENTS (COST $1,268,076,275) 99.5%     1,057,599,917

               OTHER ASSETS LESS LIABILITIES 0.5%                    5,344,488
                                                                --------------

               NET ASSETS 100.0%                                $1,062,944,405
                                                                ==============


               *Non-income producing

               ++Affiliated company (see Note 9).

               +++Defaulted security.

               See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               COMMON AND PREFERRED STOCKS 95.8%
               ---------------------------------

               Unless otherwise noted, companies are considered to be United States' companies. Companies denoted as foreign may include companies headquartered, incorporated, doing a majority of business, having substantial revenues or the majority of employees in a country other than the United States.

               BIOTECHNOLOGY RESEARCH AND PRODUCTION 3.4%
     19,025    Diversa Corporation*                                   $162,283
     16,350    Taro Pharmaceutical Industries Ltd.*                    551,813
                                                                --------------
                                                                       714,096
                                                                --------------

               CHEMICALS 6.4%
     35,600    Cabot Microelectronics Corporation*                   1,325,744
                                                                --------------

               COMMUNICATIONS TECHNOLOGY 8.6%
     84,000    Metro-Optix, Inc., Series C*+                               580
    180,750    Sirenza Microdevices, Inc.*                             260,280
    100,225    UTStarcom, Inc.* (China)                              1,530,436
                                                                --------------
                                                                     1,791,296
                                                                --------------

               COMPUTER SERVICES SOFTWARE AND SYSTEMS 19.7%
     17,800    Cognizant Technology Solutions
                  Corporation* (India)                               1,022,966
      5,200    EPIQ Systems, Inc.*                                      91,832
     12,875    Manhattan Associates, Inc.*                             174,070
     57,320    Nassda Corporation*                                     299,210
     29,375    Numerical Technologies, Inc.*                            85,188
     57,250    NYFIX, Inc.*                                            222,703
     51,925    OPNET Technologies, Inc.*                               328,685
     68,325    PDF Solutions, Inc.*                                    361,439
     68,278    PEC Solutions, Inc.*                                  1,519,868
                                                                --------------
                                                                     4,105,961
                                                                --------------

               COMPUTER TECHNOLOGY 5.5%
     96,050    Verisity Ltd.* (Israel)                               1,146,837
                                                                --------------

               DRUGS AND PHARMACEUTICALS 5.6%
     24,075    Atrix Laboratories, Inc.*                               356,310
      9,900    Medarex, Inc.*                                           33,165
     88,325    Northwest Biotherapeutics, Inc.*                         61,828
     35,725    Novavax, Inc.*                                          154,689
     22,625    Shire Pharmaceuticals Group Plc* (United Kingdom)       560,421
                                                                --------------
                                                                     1,166,413
                                                                --------------

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               ELECTRICAL AND ELECTRONICS 0.1%
    142,275    DDi Corp.*                                              $22,622
                                                                --------------

               ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.5%
     17,000    Venture Corporation Limited (Singapore)                 101,395
                                                                --------------

               ELECTRONICS 0.3%
     25,625    Sanmina-SCI Corporation*                                 70,981
                                                                --------------

               ELECTRONICS-SEMICONDUCTORS/COMPONENTS 19.4%
     65,025    Integrated Circuit Systems, Inc.*                     1,020,893
     45,350    LogicVision, Inc.*                                      112,014
     51,500    Micrel, Incorporated*                                   317,240
     47,075    Microtune, Inc.*                                        113,451
    119,250    Monolithic System Technology, Inc.*                   1,192,500
    130,000    O2Micro International Limited*
                  (Cayman Islands)                                   1,024,400
     20,100    PSi Technologies Holdings, Inc. ADR*
                  (Philippines)                                         25,326
     42,750    SiRF Technology Holdings, Inc., Series H*+              222,300
      3,400    Vitesse Semiconductor Corp.*                              2,312
                                                                --------------
                                                                     4,030,436
                                                                --------------

               HEALTH CARE FACILITIES 0.2%
     35,275    TLC Laser Eye Centers Inc.* (Canada)                     31,748
                                                                --------------

               HEALTH CARE SERVICES 11.7%
     50,137    Accredo Health, Incorporated*                         2,390,532
      6,690    Cambridge Antibody Technology Group Plc*
                  (United Kingdom)                                      45,827
                                                                --------------
                                                                     2,436,359
                                                                --------------

               MACHINERY-SPECIALTY 0.3%
     10,450    ASML Holding N.V.* (Netherlands)                         64,685
                                                                --------------

               MISCELLANEOUS MATERIALS AND COMMODITIES 2.9%
     57,275    Symyx Technologies*                                     599,669
                                                                --------------

               PRODUCTION TECHNOLOGY EQUIPMENT 1.8%
     35,250    Rudolph Technologies, Inc.*                             362,722
                                                                --------------

               SCIENTIFIC EQUIPMENT AND SUPPLIERS 0.4%
      6,300    Biacore International AB ADR* (Sweden)                   75,285
                                                                --------------

               SEMICONDUCTOR EQUIPMENT AND PRODUCTS 0.4%
     13,000    Taiwan Semiconductor Manufacturing
                  Company Ltd.* (Taiwan)                                82,550
                                                                --------------

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               SERVICES-COMMERCIAL 6.6%
     72,675    Management Network Group, Inc. (The)*                  $102,472
    288,076    Wireless Facilities, Inc.*                            1,276,176
                                                                --------------
                                                                     1,378,648
                                                                --------------

               SOFTWARE 1.3%
     44,250    Riverdeep Group Plc* (Ireland)                          278,775
                                                                --------------

               TELECOMMUNICATIONS EQUIPMENT 0.7%
     21,150    Polycom, Inc.*                                          143,609
                                                                --------------

               TOTAL COMMON AND
                  PREFERRED STOCKS (COST $32,329,753)               19,929,831
                                                                --------------

               WARRANTS 0%
               -----------

      4,275    SiRF Technology Holdings, Inc.+                               -
                                                                --------------
               TOTAL WARRANTS (COST $0)                                      -
                                                                --------------


  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS 3.2%
               ---------------------------

               (Variable Rate Demand Deposits)

   $668,011    UMB Bank Money Market Fiduciary                        $668,011
                                                                --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $668,011)            668,011
                                                                --------------

               TOTAL INVESTMENTS (COST $32,997,764) 99.0%           20,597,842

               OTHER ASSETS LESS LIABILITIES 1.0%                      213,402
                                                                --------------

               NET ASSETS 100.0%                                   $20,811,244
                                                                ==============

               *Non-income producing

               +Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

               See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
SEPTEMBER 30, 2002

--------------------------------------------------------------------------------

               At September 30, 2002, Wasatch Global Science & Technology Fund's investments, excluding short-term investments, were in the following countries:

               COUNTRY                                                     %
               -----------------------------------------------------------------
               Canada                                                     0.2
               Cayman Islands                                             5.1
               China                                                      7.7
               India                                                      5.1
               Ireland                                                    1.4
               Israel                                                     5.8
               Netherlands                                                0.3
               Philippines                                                0.1
               Singapore                                                  0.5
               Sweden                                                     0.4
               Taiwan                                                     0.4
               United Kingdom                                             3.0
               United States                                             70.0
                                                                     ---------
               TOTAL                                                    100.0%
                                                                     ---------

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS
-------------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               COMMON STOCKS 79.9%
               -------------------

               AIRLINES 5.1%
     17,740    Ryanair Holdings Plc* (Ireland)                        $601,209
     28,400    WestJet Airlines Ltd.* (Canada)                         325,860
                                                                --------------
                                                                       927,069
                                                                --------------

               AUTOMOBILES 0.8%
     87,000    Ducati Motor Holding S.P.A.* (Italy)                    137,563
                                                                --------------

               BEVERAGES 2.1%
      9,740    Baron de Ley SA* (Spain)                                252,861
      5,160    Remy Cointreau SA (France)                              135,540
                                                                --------------
                                                                       388,401
                                                                --------------

               BIOTECHNOLOGY 1.5%
     70,420    PowderJect Pharmaceuticals Plc* (United Kingdom)        273,529
                                                                --------------

               BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.8%
     31,000    QIAGEN N.V.* (Netherlands)                              142,290
                                                                --------------
               BUILDING PRODUCTS 3.2%
     28,220    Munters AB (Sweden)                                     578,248
                                                                --------------

               COMMERCIAL SERVICES AND SUPPLIES 1.6%
    132,220    Serco Group Plc (United Kingdom)                        290,951
                                                                --------------
               COMMUNICATIONS TECHNOLOGY 1.2%
     13,900    UTStarcom, Inc.* (China)                                212,253
                                                                --------------

               CONSTRUCTION MATERIALS 1.0%
    160,700    Aggregate Industries Plc (United Kingdom)               173,108
                                                                --------------

               ELECTRONIC EQUIPMENT AND INSTRUMENTS 3.8%
     46,490    Tandberg ASA* (Norway)                                  454,813
     38,285    Venture Corporation Limited (Singapore)                 228,348
                                                                --------------
                                                                       683,161
                                                                --------------

               FINANCIALS-DIVERSIFIED 4.7%
     10,650    AWD Holding AG (Germany)                                118,930
    270,300    Egg Plc* (United Kingdom)                               552,587
      9,100    Perpetual Trustees Australia Limited (Australia)        185,412
                                                                --------------
                                                                       856,929
                                                                --------------

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS
-------------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               FINANCIAL-MISCELLANEOUS 0.7%
     15,150    Home Capital Group Inc., Class B (Canada)              $121,777
                                                                --------------

               HEALTH CARE EQUIPMENT AND SUPPLIES 4.0%
     48,700    Elekta AB, Class B (Sweden)                             362,394
      9,400    Given Imaging Ltd.* (Israel)                             93,154
      6,325    Nobel Biocare Holding AG* (Switzerland)                 275,850
                                                                --------------
                                                                       731,398
                                                                --------------

               HEALTH CARE PROVIDERS AND SERVICES 2.1%
     23,850    MEDIDEP SA (France)                                     383,712
                                                                --------------

               HOTELS, RESTAURANTS AND LEISURE 2.3%
      6,850    Fairmont Hotels & Resorts Inc. (Canada)                 160,907
     55,680    J.D. Wetherspoon Plc (United Kingdom)                   262,683
                                                                --------------
                                                                       423,590
                                                                --------------

               HOUSEHOLD DURABLES 4.2%
      6,700    CITIZEN ELECTRONICS COMPANY, LTD.
                  (Japan)                                              478,807
     12,000    Dorel Industries Inc., Class B* (Canada)                274,241
                                                                --------------
                                                                       753,048
                                                                --------------

               HOUSEHOLD PRODUCTS 2.0%
     11,990    KOSE Corporation (Japan)                                365,393
                                                                --------------

               LEISURE EQUIPMENT AND PRODUCTS 0.8%
      7,600    Zapf Creation AG (Germany)                              146,833
                                                                --------------

               MACHINERY 2.4%
      9,600    IHC Caland N.V. (Netherlands)                           436,407
                                                                --------------

               MEDIA 3.8%
     32,600    Alliance Atlantis Communications Inc.* (Canada)         321,026
     53,300    HIT Entertainment Plc (United Kingdom)                  185,238
      3,000    TOEI ANIMATION CO., LTD. (Japan)                        184,820
                                                                --------------
                                                                       691,084
                                                                --------------

               OFFICE ELECTRONICS 2.5%
     13,420    Neopost SA* (France)                                    452,240
                                                                --------------

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS
-------------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               OIL AND GAS 7.7%
    125,000    Cairn Energy Plc* (United Kingdom)                     $583,818
    195,000    SOCO International Plc* (United Kingdom)                803,428
                                                                --------------
                                                                     1,387,246
                                                                --------------

               PERSONAL PRODUCTS 3.0%
     43,700    Mega Blocks* (Canada)                                   537,227
                                                                --------------

               PHARMACEUTICALS 2.1%
      9,700    Angiotech Pharmaceuticals, Inc.* (Canada)               385,199
                                                                --------------

               REAL ESTATE 1.8%
      5,700    Unibail (Union du Credit-Bail Immobilier)
                  (France)                                             321,079
                                                                --------------

               SEMICONDUCTOR EQUIPMENT AND PRODUCTS 0.3%
      3,100    SEZ Holding AG (Switzerland)                             50,502
                                                                --------------

               SPECIALTY RETAIL 9.2%
     27,000    Carpetright Plc (United Kingdom)                        267,495
    313,120    GAME GROUP Plc (United Kingdom)                         524,411
      3,600    Hornbach Holding AG (Germany)                           177,883
      8,000    Marionnaud Parfumeries* (France)                        302,006
      8,680    Rodriguez Group (France)                                398,873
                                                                --------------
                                                                     1,670,668
                                                                --------------

               TEXTILES, APPAREL AND LUXURY GOODS 5.2%
    100,000    Esprit Holdings Limited (Hong Kong)                     153,854
    644,000    Linmark Group Limited (Hong Kong)                       156,054
      9,025    Puma AG Rudolf Dassler Sport (Germany)                  473,592
      6,000    Tod's S.P.A.* (Italy)                                   149,718
                                                                --------------
                                                                       933,218
                                                                --------------

               TOTAL COMMON STOCKS (COST $16,126,549)               14,454,123
                                                                --------------


  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS 20.7%
               ----------------------------

               (U.S. Government Securities)
 $2,000,000    U.S. Treasury Bill, 1.42%, 10/3/02                   $1,999,844

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS
-------------------------------------------------
SEPTEMBER 30, 2002

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

               (Variable Rate Demand Deposits)

 $1,743,198    UMB Bank Money Market Fiduciary                   $   1,743,198
                                                                --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $3,743,042)        3,743,042
                                                                --------------

               TOTAL INVESTMENTS (COST $19,869,591) 100.6%          18,197,165

               LIABILITIES LESS OTHER ASSETS (0.6%)                  (109,479)
                                                                --------------

               NET ASSETS 100.0%                                   $18,087,686
                                                                ==============


               *Non-income producing

               See notes to financial statements.


               At September 30, 2002, Wasatch International Growth Fund's investments, excluding short-term investments, were in the following countries:

               COUNTRY                                                     %
               -----------------------------------------------------------------
               Australia                                                  1.3
               Canada                                                    14.7
               China                                                      1.5
               France                                                    13.8
               Germany                                                    6.3
               Hong Kong                                                  2.1
               Ireland                                                    4.2
               Israel                                                     0.6
               Italy                                                      2.0
               Japan                                                      7.1
               Netherlands                                                4.0
               Norway                                                     3.1
               Singapore                                                  1.6
               Spain                                                      1.8
               Sweden                                                     6.5
               Switzerland                                                2.3
               United Kingdom                                            27.1
                                                                     --------
               TOTAL                                                    100.0%
                                                                     --------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               COMMON AND PREFERRED STOCKS 99.9
               --------------------------------

               BANKS-OUTSIDE NEW YORK CITY 1.3%
    177,825    First State Bancorporation                           $4,383,386
                                                                --------------

               BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.6%
     88,050    Interpore International Inc.*                           713,205
     34,000    Taro Pharmaceutical Industries Ltd.*                  1,147,500
     21,075    United-Guardian, Inc.                                    80,507
                                                                --------------
                                                                     1,941,212
                                                                --------------

               CHEMICALS 3.8%
    335,625    Cabot Microelectronics Corporation*                  12,498,675
                                                                --------------

               COMMUNICATIONS TECHNOLOGY 0.5%
    206,050    Fargo Electronics*                                    1,689,610
     95,930    Metro-Optix, Inc., Series B*+                               662
                                                                --------------
                                                                     1,690,272
                                                                --------------

               COMPUTER SERVICES SOFTWARE AND SYSTEMS 2.3%
     25,000    Manhattan Associates, Inc.*                             338,000
    139,875    Moldflow Corporation*                                   690,982
    296,763    Nassda Corporation*                                   1,549,103
    272,300    Numerical Technologies, Inc.*                           789,670
    306,050    OPNET Technologies, Inc.*                             1,937,297
    299,650    PDF Solutions, Inc.*                                  1,585,148
     33,075    Quality Systems, Inc.*                                  558,968
                                                                --------------
                                                                     7,449,168
                                                                --------------
               COMPUTER TECHNOLOGY 2.2%
    433,000    Qualstar Corporation*                                 2,247,270
    420,350    Verisity Ltd.*                                        5,018,979
                                                                --------------
                                                                     7,266,249
                                                                --------------

               CONTAINERS AND PACKAGING-METAL AND GLASS 0.2%
     52,775    Mobile Mini, Inc.*                                      683,436
                                                                --------------

               DRUGS AND PHARMACEUTICALS 1.1%
    381,950    Bradley Pharmaceuticals, Inc.*++                      3,345,882
    170,325    Northwest Biotherapeutics, Inc.*                        119,227
                                                                --------------
                                                                     3,465,109
                                                                --------------

               EDUCATION SERVICES 0.0%
    116,950    Franklin Covey Co.*                                     138,001
                                                                --------------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               ELECTRONICS 0.3%
    105,875    Supertex, Inc.*                                      $1,101,100
                                                                --------------

               ELECTRONICS-INSTRUMENTS, GAUGES AND METERS 0.6%
    304,900    Computer Access Technology Corporation*                 594,555
    433,050    inTEST Corporation*                                   1,320,803
                                                                --------------
                                                                     1,915,358
                                                                --------------

               ELECTRONICS-MEDICAL SYSTEMS 2.3%
    119,150    Endocardial Solutions, Inc.*                            384,854
    715,150    IRIDEX Corporation*++                                 2,359,995
    223,650    Possis Medical, Inc.*                                 2,283,467
    147,675    PracticeWorks, Inc.*                                  2,554,778
                                                                --------------
                                                                     7,583,094
                                                                --------------

               ELECTRONICS-SEMICONDUCTORS/COMPONENTS 15.9%
    105,475    Advanced Power Technology, Inc.*                        410,298
    483,225    Excel Technology, Inc.*                               9,089,462
    285,125    Genus, Inc.*                                            345,001
    727,425    Integrated Circuit Systems, Inc.*                    11,420,572
    391,475    LogicVision, Inc.*                                      966,943
    899,550    Micrel, Incorporated*                                 5,541,228
  1,081,425    Monolithic System Technology, Inc.*                  10,814,250
  1,381,100    O2Micro International Limited*                       10,883,068
     58,475    Pericom Semiconductor Corporation*                      504,055
    128,950    Pixelworks, Inc.*                                       664,093
     67,800    PLX Technology, Inc.*                                    74,580
  1,021,975    PSi Technologies Holdings, Inc. ADR*++                1,287,689
                                                                --------------
                                                                    52,001,239
                                                                --------------

               FINANCE COMPANIES 1.3%
    533,800    World Acceptance Corp.*                               4,227,696
                                                                --------------

               FINANCE-SMALL LOAN 0.8%
    321,675    AmeriCredit Corp.*                                    2,595,917
                                                                --------------

               FINANCIAL DATA PROCESSING SERVICES
                  AND SYSTEMS 0.1%
    127,750    Atlantic Data Services, Inc.*                           217,175
                                                                --------------

               FINANCIAL INFORMATION SERVICES 1.3%
    155,375    FactSet Research Systems Inc.                         4,125,206
                                                                --------------

               FINANCIAL-MISCELLANEOUS 0.3%
    106,900    Home Capital Group Inc., Class B                        859,260
                                                                --------------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               HEALTH CARE FACILITIES 2.9%
    563,700    American Healthways, Inc.*                           $9,115,029
     56,237    National Home Health Care Corp.*                        517,380
                                                                --------------
                                                                     9,632,409
                                                                --------------

               HEALTH CARE MANAGEMENT SERVICES 15.7%
    234,600    AMERIGROUP Corporation*                               7,870,830
    321,750    AmeriPath, Inc.*                                      4,794,075
    599,525    AmSurg Corp.*                                        18,087,669
    513,838    CorVel Corp.*                                        15,399,725
    187,982    Orthodontic Centers of America, Inc.*                 2,011,407
    463,114    VitalWorks Inc.*                                      3,366,839
                                                                --------------
                                                                    51,530,545
                                                                --------------

               HEALTH CARE SERVICES 1.3%
     62,050    Accredo Health, Incorporated*                         2,958,544
     40,900    Odyssey Healthcare, Inc.*                             1,224,955
                                                                --------------
                                                                     4,183,499
                                                                --------------

               HOME BUILDING 0.8%
     72,050    Meritage Corporation*                                 2,554,173
                                                                --------------

               JEWELRY, WATCHES AND GEMSTONES 0.3%
    126,600    Friedman's, Inc.                                        984,948
                                                                --------------

               LEISURE TIME 1.3%
    153,150    SCP Pool Corporation*                                 4,197,842
                                                                --------------

               MACHINERY-OIL WELL EQUIPMENT AND SERVICES 0.8%
    213,850    Gulf Island Fabrication, Inc.*                        2,514,876
                                                                --------------

               MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 13.5%
    260,300    Biosite Incorporated*                                 7,546,097
     40,075    Encision, Inc.*                                          96,180
    553,015    ICU Medical, Inc.*                                   20,196,108
    102,200    MedicalCV, Inc.*                                         77,672
    215,000    Micro Therapeutics, Inc.*                               505,250
    399,825    Molecular Devices Corporation*                        5,001,811
     52,014    National Dentex Corp.*++                                940,933
     35,325    Techne Corporation*                                   1,158,307
     19,775    Vital Signs, Inc.                                       587,515
    297,050    Young Innovations, Inc.*++                            7,966,881
                                                                --------------
                                                                    44,076,754
                                                                --------------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               MEDICAL SERVICES 3.3%
    135,150    Exactech, Inc.*                                      $2,354,313
    306,775    RehabCare Group, Inc.*                                7,095,706
    136,637    U.S. Physical Therapy, Inc.*                          1,441,520
                                                                --------------
                                                                    10,891,539
                                                                --------------

               MISCELLANEOUS MATERIALS AND COMMODITIES 0.6%
    176,500    Symyx Technologies*                                   1,847,955
                                                                --------------

               PRODUCTION TECHNOLOGY EQUIPMENT 1.3%
    912,675    Nanometrics Incorporated++                            2,427,715
    194,175    Rudolph Technologies, Inc.*                           1,998,061
                                                                --------------
                                                                     4,425,776
                                                                --------------

               RENTAL AND LEASING SERVICES-CONSUMER 0.5%
    390,000    Rainbow Rentals, Inc.*++                              1,735,500
                                                                --------------

               RETAIL 9.3%
    218,882    99 Cents Only Stores*                                 4,530,857
    379,300    Big 5 Sporting Goods Corporation*                     3,887,825
    129,575    Cato Corporation (The), Class A                       2,459,333
    172,674    Chico's FAS, Inc.*                                    2,750,697
     98,738    Christopher & Banks Corporation*                      2,480,299
    226,000    Global Imaging Systems, Inc.*                         4,266,880
    169,250    Guitar Center, Inc.*                                  3,178,515
     76,600    Lithia Motors, Inc.*                                  1,302,966
     33,425    MarineMax, Inc.*                                        301,159
    106,400    O'Reilly Automotive, Inc.*                            3,045,168
    102,625    Too Inc.*                                             2,389,110
                                                                --------------
                                                                    30,592,809
                                                                --------------

               SAVINGS AND LOANS 0.2%
     15,800    Great Southern Bancorp, Inc.                            591,868
                                                                --------------

               SERVICES-COMMERCIAL 8.7%
     34,275    AMN Healthcare Services, Inc.*                          634,087
    369,875    Charles River Associates Incorporated*                6,139,925
    149,200    FTI Consulting, Inc.*                                 5,932,192
    117,375    Medical Staffing Network Holdings, Inc.*              1,780,579
    552,900    Resources Connection, Inc.*                           7,967,289
    205,000    StarTek, Inc.*                                        4,512,050
    119,325    West Corporation*                                     1,670,550
                                                                --------------
                                                                    28,636,672
                                                                --------------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               SHOES 1.0%
    280,000    Maxwell Shoe Company Inc.*                           $3,178,000
                                                                --------------

               TRUCKERS 3.5%
    509,800    Knight Transportation, Inc.*                          7,901,900
     69,275    P.A.M. Transportation Services, Inc.*                 1,321,767
    312,800    USA Truck, Inc.*                                      2,189,600
                                                                --------------
                                                                    11,413,267
                                                                --------------

               TOTAL COMMON AND
                  PREFERRED STOCKS (COST $312,724,144)             327,129,985
                                                                --------------


  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS 0.8%
               ---------------------------

               (Variable Rate Demand Deposits)

 $2,739,029    UMB Bank Money Market Fiduciary                      $2,739,029
                                                                --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $2,739,029)        2,739,029
                                                                --------------

               TOTAL INVESTMENTS (COST $315,463,173) 100.7%        329,869,014

               LIABILITIES LESS OTHER ASSETS (0.7)%                (2,321,182)
                                                                --------------

               NET ASSETS 100.0%                                  $327,547,832
                                                                ==============

               *Non-income producing

               +Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

               ++Affiliated company (see Note 9).

               See notes to financial statements.

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               COMMON AND PREFERRED STOCKS 95.8%
               ---------------------------------

               AIRLINES 0.9%
    574,900    WestJet Airlines Ltd.*                               $6,596,299
                                                                --------------

               AIR TRANSPORT 1.0%
    273,330    Expeditors International of Washington, Inc.          7,636,840
                                                                --------------

               BANKS-OUTSIDE NEW YORK CITY 0.7%
    202,050    Doral Financial Corp.                                 4,877,487
                                                                --------------

               BIOTECHNOLOGY RESEARCH AND PRODUCTION 3.7%
    429,400    Myriad Genetics, Inc.*                                6,801,696
    762,900    QIAGEN N.V.*                                          3,501,711
    500,575    Taro Pharmaceuticals Industries Ltd.*                16,894,406
                                                                --------------
                                                                    27,197,813
                                                                --------------

               CHEMICALS 4.1%
    804,000    Cabot Microelectronics Corporation*                  29,940,960
                                                                --------------

               COMMUNICATIONS TECHNOLOGY 1.7%
    305,350    Metro-Optix, Inc., Series B*+                             2,107
  1,429,848    Metro-Optix, Inc., Series C*+                             9,866
    843,950    UTStarcom, Inc.*                                     12,887,117
                                                                --------------
                                                                    12,899,090
                                                                --------------

               COMPUTER SERVICES SOFTWARE AND SYSTEMS 4.0%
    105,875    Cognizant Technology Solutions Corp.*                 6,084,636
    520,675    Embarcadero Technologies, Inc.*                       2,181,628
    223,825    Macrovision Corporation*                              2,737,380
    220,275    Manhattan Associates, Inc.*                           2,978,118
    709,248    PEC Solutions, Inc.*                                 15,787,860
                                                                --------------
                                                                    29,769,622
                                                                --------------
               COMPUTER TECHNOLOGY 1.4%
    869,350    Verisity Ltd.*                                       10,380,039
                                                                --------------

               DRUGS AND PHARMACEUTICALS 3.5%
    755,050    ILEX Oncology, Inc.*                                  3,586,487
    148,425    Medicis Pharmaceutical Corporation*                   6,066,130
    439,950    Priority Healthcare Corporation*                     11,086,740
    616,550    Salix Pharmaceuticals, Ltd.*                          5,203,682
                                                                --------------
                                                                    25,943,039
                                                                --------------

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               EDUCATION SERVICES 0.4%
    187,175    Renaissance Learning, Inc.*                          $2,659,757
                                                                --------------

               ELECTRONICS 1.6%
    744,250    Semtech Corporation*                                  7,219,225
    430,250    Supertex, Inc.*                                       4,474,600
                                                                --------------
                                                                    11,693,825
                                                                --------------

               ELECTRONICS-SEMICONDUCTORS/COMPONENTS 6.9%
    276,275    Cree, Inc.*                                           3,453,438
    966,300    Integrated Circuit Systems, Inc.*                    15,170,910
  2,168,225    Micrel, Incorporated*                                13,356,266
    486,900    Monolithic System Technology, Inc.*                   4,869,000
  1,476,475    O2Micro International Limited*                       11,634,623
    402,480    SiRF Technology Holdings, Inc., Series H*+            2,092,896
                                                                --------------
                                                                    50,577,133
                                                                --------------

               FINANCE-SMALL LOAN 1.0%
    963,150    AmeriCredit Corp.*                                    7,772,621
                                                                --------------

               FINANCIAL DATA PROCESSING SERVICES AND
                 SYSTEMS 0.4%
    236,150    Advent Software, Inc.*                                2,703,917
                                                                --------------

               FINANCIAL INFORMATION SERVICES 1.8%
    509,275    FactSet Research Systems Inc.                        13,521,251
                                                                --------------

               HEALTH CARE MANAGEMENT SERVICES 11.5%
    477,425    AMERIGROUP Corporation*                              16,017,609
    901,285    AmeriPath, Inc.*                                     13,429,146
    955,575    AmSurg Corp.*                                        28,829,698
  1,531,500    Orthodontic Centers of America, Inc.*                16,387,050
    329,775    Pediatrix Medical Group, Inc.*                       10,219,727
                                                                --------------
                                                                    84,883,230
                                                                --------------

               HEALTH CARE SERVICES 9.2%
    396,675    Accredo Health, Incorporated*                        18,913,464
    486,675    Express Scripts, Inc., Class A*                      26,533,521
    468,350    Lincare Holdings Inc.*                               14,537,584
    249,675    Odyssey Healthcare, Inc.*                             7,477,766
                                                                --------------
                                                                    67,462,335
                                                                --------------

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               HOME BUILDING 3.3%
    205,450    Meritage Corporation*                                $7,283,202
     34,485    NVR, Inc.*                                           10,339,638
    293,650    Toll Brothers, Inc.*                                  6,383,951
                                                                --------------
                                                                    24,006,791
                                                                --------------

               MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 6.7%
    818,275    Align Technology, Inc.*                               2,257,621
     90,325    CTI Molecular Imaging, Inc.*                          2,285,222
    628,991    ICU Medical, Inc.*                                   22,970,751
     39,236    National Dentex Corp.*++                                709,779
    643,763    Techne Corporation*                                  21,108,989
                                                                --------------
                                                                    49,332,362
                                                                --------------

               MEDICAL SERVICES 3.2%
    243,350    DIANON Systems, Inc.*                                11,512,889
    514,300    RehabCare Group, Inc.*                               11,895,759
                                                                --------------
                                                                    23,408,648
                                                                --------------

               MISCELLANEOUS MATERIALS AND COMMODITIES 0.8%
    592,125    Symyx Technologies*                                   6,199,549
                                                                --------------

               RENTAL AND LEASING SERVICES-CONSUMER 0.7%
    107,525    Rent-A-Center, Inc.*                                  5,585,924
                                                                --------------

               RESTAURANTS 1.6%
    341,775    CEC Entertainment Inc.*                              11,657,945
                                                                --------------

               RETAIL 11.0%
    490,139    99 Cents Only Stores*                                10,145,877
    674,464    Chico's FAS, Inc.*                                   10,744,212
    286,050    Christopher & Banks Corporation*                      7,185,576
    485,553    Dollar Tree Stores, Inc.*                            10,701,588
    259,216    Hibbett Sporting Goods, Inc.*                         5,378,732
    369,900    Linens 'n Things, Inc.*                               6,795,063
  1,039,925    O'Reilly Automotive, Inc.*                           29,762,653
                                                                --------------
                                                                    80,713,701
                                                                --------------

               SECURITIES BROKERAGE AND SERVICES 2.4%
    599,350    Investment Technology Group, Inc.*                   17,536,981
                                                                --------------

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               SERVICES-COMMERCIAL 6.3%
    443,565    Charles River Associates Incorporated*++             $7,363,179
  1,033,250    Copart, Inc.*                                        11,210,763
    285,012    FTI Consulting, Inc.*                                11,332,077
     50,450    Getty Images, Inc.*                                   1,012,027
    475,355    Resources Connection, Inc.*                           6,849,866
    633,250    West Corporation*                                     8,865,500
                                                                --------------
                                                                    46,633,412
                                                                --------------

               TELECOMMUNICATIONS EQUIPMENT 1.4%
  1,489,000    Polycom, Inc.*                                       10,110,310
                                                                --------------

               TRANSPORTATION-MISCELLANEOUS 0.7%
    190,725    C.H. Robinson Worldwide, Inc.                         5,132,410
                                                                --------------

               TRUCKERS 1.3%
    598,612    Knight Transportation, Inc.*                          9,278,486
                                                                --------------

               UTILITIES-CABLE TV AND RADIO 0.9%
  1,197,900    Mediacom Communications Corporation*                  6,432,723
                                                                --------------

               UTILITIES-TELECOMMUNICATIONS 1.7%
  1,118,100    Nextel Partners, Inc.*                                6,015,378
  1,935,550    Triton PCS Holdings*                                  4,045,299
     73,015    United States Cellular Corp.*                         2,159,784
                                                                --------------
                                                                    12,220,461
                                                                --------------

               TOTAL COMMON AND
                  PREFERRED STOCKS (COST $803,611,947)             704,764,961
                                                                --------------

               WARRANTS 0%
               -----------

      6,240    American Bank Notes Holographics                              -
                                                                --------------
     40,248    SiRF Technology Holdings, Inc.+                               -
                                                                --------------
               TOTAL WARRANTS (COST $0)                                      -
                                                                --------------

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
SEPTEMBER 30, 2002

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS 5.7%
               ---------------------------

               (Variable Rate Demand Deposits)

$41,923,737    UMB Bank Money Market Fiduciary                   $  41,923,737
                                                                --------------
               TOTAL SHORT-TERM INVESTMENTS (COST $41,923,737)      41,923,737
                                                                --------------

               TOTAL INVESTMENTS (COST $845,535,684) 101.5%        746,688,698

               LIABILITIES LESS OTHER ASSETS (1.5)%               (11,271,859)
                                                                --------------

               NET ASSETS 100.0%                                  $735,416,839
                                                                ==============

               *Non-income producing

               +Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

               ++Affiliated company (see Note 9).

               See notes to financial statements.

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               COMMON STOCKS 96.3%
               -------------------

               AEROSPACE 1.4%
    722,981    HEICO Corporation, Class A                           $6,159,798
                                                                --------------

               AIR TRANSPORT 0.9%
    776,787    Frontier Airlines, Inc.*                              3,790,721
                                                                --------------

               AUTO PARTS-AFTER MARKET 2.0%
    523,500    Keystone Automotive Industries, Inc.*                 8,637,750
                                                                --------------

               BANKS-OUTSIDE NEW YORK CITY 2.5%
     83,950    First Community Bancorp                               2,429,513
     99,575    First State Bancorporation                            2,454,524
    322,200    Nara Bancorp, Inc.++                                  5,564,394
                                                                --------------
                                                                    10,448,431
                                                                --------------

               COMMUNICATIONS TECHNOLOGY 0.2%
    189,525    REMEC, Inc.*                                            646,280
                                                                --------------

               CONTAINERS AND PACKAGING-METAL AND GLASS 2.4%
    792,850    Mobile Mini, Inc.*++                                 10,267,407
                                                                --------------

               EDUCATION SERVICES 0.2%
    700,750    Franklin Covey Co.*                                     826,885
                                                                --------------

               ELECTRICAL EQUIPMENT AND COMPONENTS 0.0%
    316,964    PCD Inc.*++                                              22,187
                                                                --------------

               ELECTRONICS 1.3%
    281,675    Nu Horizons Electronics Corp.*                        1,690,050
    363,000    Supertex, Inc.*++                                     3,775,200
                                                                --------------
                                                                     5,465,250
                                                                --------------

               ELECTRONICS-SEMICONDUCTORS/COMPONENTS 3.2%
    284,375    Excel Technology, Inc.*                               5,349,094
    386,375    Micrel, Incorporated*                                 2,380,070
    729,400    Peak International Limited*++                         3,362,534
    214,050    Pericom Semiconductor Corporation*                    1,845,111
    483,873    PSi Technologies Holdings, Inc. ADR*                    609,680
                                                                --------------
                                                                    13,546,489
                                                                --------------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               FINANCE COMPANIES 4.8%
    319,625    American Home Mortgage Holdings, Inc.                $3,525,464
  1,190,725    Saxon Capital, Inc.*                                 13,181,326
    460,061    World Acceptance Corp.*                               3,643,683
                                                                --------------
                                                                    20,350,473
                                                                --------------

               FINANCE-SMALL LOAN 2.2%
  1,161,825    AmeriCredit Corp.*                                    9,375,928
                                                                --------------

               FINANCIAL DATA PROCESSING SERVICES
                  AND SYSTEMS 0.6%
    214,925    Advent Software, Inc.*                                2,460,891
                                                                --------------

               FINANCIAL-MISCELLANEOUS 2.0%
    248,371    Fidelity National Financial, Inc.                     7,138,182
    576,525    Metris Companies Inc.                                 1,331,773
                                                                --------------
                                                                     8,469,955
                                                                --------------

               FOODS 1.7%
  1,460,525    Fleming Companies, Inc.                               7,302,625
                                                                --------------

               HEALTH CARE FACILITIES 3.2%
    639,625    Sunrise Assisted Living, Inc.*                       13,719,956
                                                                --------------

               HEALTH CARE MANAGEMENT SERVICES 3.3%
    254,350    AmeriPath, Inc.*                                      3,789,815
    357,050    Centene Corporation*                                  9,529,664
     89,135    Orthodontic Centers of America, Inc.*                   953,745
                                                                --------------
                                                                    14,273,224
                                                                --------------

               HEALTH CARE SERVICES 1.7%
    305,150    Apria Healthcare Group Inc.*                          7,189,334
                                                                --------------

               HOME BUILDING 2.5%
     59,135    Beazer Homes USA, Inc.*                               3,610,192
     12,475    NVR, Inc.*                                            3,740,379
    160,475    Toll Brothers, Inc.*                                  3,488,727
                                                                --------------
                                                                    10,839,298
                                                                --------------

               HOTEL/MOTEL 0.7%
    216,675    Orient-Express Hotel Ltd., Class A*                   2,961,947
                                                                --------------

               INVESTMENT MANAGEMENT COMPANIES 2.0%
    649,975    MCG Capital Corporation                               8,566,671
                                                                --------------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               JEWELRY, WATCHES AND GEMSTONES 2.0%
  1,120,470    Friedman's, Inc.++                                   $8,717,257
                                                                --------------

               LEISURE TIME 2.2%
    945,175    Bally Total Fitness Holding Corporation*              9,366,684
                                                                --------------

               MACHINERY-INDUSTRIAL/SPECIALTY 1.3%
    415,800    Kadant Inc.*++                                        5,613,300
                                                                --------------

               MEDICAL SERVICES 0.5%
    213,125    U.S. Physical Therapy, Inc.*                          2,248,469
                                                                --------------

               OIL-CRUDE PRODUCERS 0.8%
    135,875    Plains Resources Inc.*                                3,502,857
                                                                --------------

               OIL-INTEGRATED INTERNATIONAL 0.6%
    283,750    Core Laboratories N.V.*                               2,658,738
                                                                --------------

               PRODUCTION TECHNOLOGY EQUIPMENT 0.3%
    390,875    Nanometrics Incorporated*                             1,039,727
                                                                --------------

               REAL ESTATE 2.6%
    336,950    LNR Property Corporation                             11,237,283
                                                                --------------

               REAL ESTATE INVESTMENT TRUSTS 9.3%
    421,575    American Financial Realty Trust*+                     4,342,222
    351,925    Capital Automotive                                    8,791,087
    285,825    FBR Asset Investment Corporation                      8,934,890
    264,800    Health Care Property Investors, Inc.                 11,280,480
    256,125    Nationwide Health Properties, Inc.                    4,366,931
    213,200    Windrose Medical Properties Trust*                    2,244,996
                                                                --------------
                                                                    39,960,606
                                                                --------------

               RECREATIONAL VEHICLES AND BOATS 1.3%
    137,600    Winnebago Industries, Inc.                            5,439,328
                                                                --------------

               RENTAL AND LEASING SERVICES-COMMERCIAL 4.5%
  1,051,900    MicroFinancial Incorporated++                         4,723,031
  1,734,425    United Rentals, Inc.*                                14,638,547
                                                                --------------
                                                                    19,361,578
                                                                --------------

               RENTAL AND LEASING SERVICES-CONSUMER 3.4%
    218,500    Rainbow Rentals, Inc.*                                  972,325
    263,125    Rent-A-Center, Inc.*                                 13,669,344
                                                                --------------
                                                                    14,641,669
                                                                --------------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               RETAIL 15.4%
    229,075    1-800 CONTACTS, INC.*                                $2,290,750
     35,925    Abercrombie & Fitch Co.                                 706,645
    801,375    Cato Corporation (The), Class A                      15,210,097
    424,675    Genesco Inc.*                                         5,860,515
    863,575    Global Imaging Systems, Inc.*++                      16,304,296
    639,450    Lithia Motors, Inc.*                                 10,877,044
    660,775    MarineMax, Inc.*                                      5,953,583
    132,450    Sonic Automotive, Inc.                                2,344,365
    607,393    Whitehall Jewellers, Inc.*++                          6,389,774
                                                                --------------
                                                                    65,937,069
                                                                --------------

               SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.1%
    246,350    Itron, Inc.*                                          4,530,376
                                                                --------------

               SERVICES-COMMERCIAL 4.3%
    620,850    Adminstaff, Inc.*                                     2,390,273
    189,780    Charles River Associates Incorporated*                3,150,348
     88,545    Monro Muffler Brake, Inc.*                            1,581,414
    652,435    Navigant International, Inc.*                         6,850,567
    363,400    RemedyTemp, Inc.*                                     4,553,402
                                                                --------------
                                                                    18,526,004
                                                                --------------

               SHOES 3.5%
    702,950    Finish Line, Inc. (The)*                              6,340,609
    768,000    Maxwell Shoe Company Inc.*++                          8,716,800
                                                                --------------
                                                                    15,057,409
                                                                --------------

               TRUCKERS 4.4%
    297,000    Arkansas Best Corporation*                            8,521,227
    252,037    Transport Corporation of America, Inc.*               1,413,928
    317,375    USA Truck, Inc.*                                      2,221,625
    230,825    Yellow Corporation*                                   6,811,184
                                                                --------------
                                                                    18,967,964
                                                                --------------


               TOTAL COMMON STOCKS (COST $493,060,428)             412,127,818
                                                                --------------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
               WARRANTS 0%
      1,634    American Bank Note Holographics, Inc.                         -
                                                                --------------
               TOTAL WARRANTS (COST $0)                                      -
                                                                --------------

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS 5.1%
               ---------------------------

               (Variable Rate Demand Deposits)

$22,059,635    UMB Bank Money Market Fiduciary                     $22,059,635
                                                                --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $22,059,635)      22,059,635
                                                                --------------

               TOTAL INVESTMENTS (COST $515,120,063) 101.4%        434,187,453

               LIABILITIES LESS OTHER ASSETS (1.4)%                (6,105,146)
                                                                --------------

               NET ASSETS 100.0%                                  $428,082,307
                                                                ==============

               *Non-income producing

               +Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

               ++Affiliated company (see Note 9).

               See notes to financial statements.

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               COMMON AND PREFERRED STOCKS 98.6%
               ---------------------------------

               BIOTECHNOLOGY RESEARCH AND PRODUCTION 3.0%
    149,700    Diversa Corporation*                                 $1,276,941
    209,250    Taro Pharmaceutical Industries Ltd.*                  7,062,188
                                                                --------------
                                                                     8,339,129
                                                                --------------

               CHEMICALS 5.0%
    372,625    Cabot Microelectronics Corporation*                  13,876,555
                                                                --------------

               COMMUNICATIONS TECHNOLOGY 6.4%
    109,650    Metro-Optix, Inc., Series B*+                               757
    215,000    Metro-Optix, Inc., Series C*+                             1,483
  1,188,275    Sirenza Microdevices, Inc.*                           1,711,116
  1,055,475    UTStarcom, Inc.*                                     16,117,103
                                                                --------------
                                                                    17,830,459
                                                                --------------

               COMPUTER SERVICES SOFTWARE AND SYSTEMS 14.4%
    203,025    Cognizant Technology Solutions Corporation*++        11,667,847
    116,025    EPIQ Systems, Inc.*                                   2,049,002
     89,500    Manhattan Associates, Inc.*                           1,210,040
    406,603    Nassda Corporation*                                   2,122,468
    109,375    Numerical Technologies, Inc.*                           317,187
    466,450    NYFIX, Inc.*                                          1,814,490
    535,300    OPNET Technologies, Inc.*                             3,388,449
    546,075    PDF Solutions, Inc.*                                  2,888,737
    646,543    PEC Solutions, Inc.*                                 14,392,047
                                                                --------------
                                                                    39,850,267
                                                                --------------

               COMPUTER TECHNOLOGY 2.4%
    548,584    Verisity Ltd.*                                        6,550,093
                                                                --------------

               DRUGS AND PHARMACEUTICALS 5.8%
    231,975    Atrix Laboratories, Inc.*                             3,433,230
    592,075    Northwest Biotherapeutics, Inc.*                        414,452
    387,000    Novavax, Inc.*                                        1,675,710
    431,419    Shire Pharmaceuticals Group Plc*                     10,686,249
                                                                --------------
                                                                    16,209,641
                                                                --------------

               EDUCATION SERVICES 0.3%
     16,050    Career Education Corporation*                           770,528
                                                                --------------

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               ELECTRICAL AND ELECTRONICS 0.1%
  1,766,975    DDi Corp.*                                             $280,949
                                                                --------------

               ELECTRONICS 0.3%
    309,550    Sanmina-SCI Corporation*                                857,453
                                                                --------------

               ELECTRONICS-SEMICONDUCTORS/COMPONENTS 12.4%
    613,550    Integrated Circuit Systems, Inc.*                     9,632,735
    292,075    LogicVision, Inc.*                                      721,425
    498,275    Micrel, Incorporated*                                 3,069,374
    390,075    Microtune, Inc.*                                        940,081
  1,026,975    Monolithic System Technology, Inc.*                  10,269,750
  1,150,425    O2Micro International Limited*                        9,065,349
    124,000    SiRF Technology Holdings, Inc., Series H*+              644,800
                                                                --------------
                                                                    34,343,514
                                                                --------------

               FINANCE-SMALL LOAN 0.9%
    330,125    AmeriCredit Corp.*                                    2,664,109
                                                                --------------
               FINANCIAL DATA PROCESSING SERVICES
                  AND SYSTEMS 0.3%
     53,025    Concord EFS, Inc.*                                      842,037
                                                                --------------

               HEALTH CARE FACILITIES 0.1%
    403,700    TLC Vision Corp.*                                       363,330
                                                                --------------

               HEALTH CARE MANAGEMENT SERVICES 6.2%
    270,900    AmeriPath, Inc.*                                      4,036,410
     99,205    AmSurg Corp.*                                         2,993,015
    326,975    Pediatrix Medical Group Inc.*                        10,132,955
                                                                --------------
                                                                    17,162,380
                                                                --------------

               HEALTH CARE SERVICES 23.3%
    640,787    Accredo Health, Incorporated*                        30,552,724
    314,375    Express Scripts, Inc., Class A*                      17,139,725
    353,900    Odyssey Healthcare, Inc.*                            10,599,305
    364,350    Province Healthcare Company*                          6,248,603
                                                                --------------
                                                                    64,540,357
                                                                --------------

               MACHINERY-SPECIALTY 0.2%
    117,000    ASML Holding N.V.*                                      724,230
                                                                --------------

               MEDICAL SERVICES 1.2%
     71,500    DIANON Systems, Inc.*                                 3,382,665
                                                                --------------

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
SEPTEMBER 30, 2002

   NUMBER
  OF SHARES                                                           VALUE
--------------------------------------------------------------------------------

               MISCELLANEOUS MATERIALS AND COMMODITIES 2.0%
    528,550    Symyx Technologies*                                  $5,533,919
                                                                --------------

               PRODUCTION TECHNOLOGY EQUIPMENT 0.9%
    232,550    Rudolph Technologies, Inc.*                           2,392,939
                                                                --------------

               RETAIL 1.8%
     85,200    Chico's FAS, Inc.*                                    1,357,236
     37,613    Christopher & Banks Corporation*                        944,839
    117,550    Dollar Tree Stores, Inc.*                             2,590,802
                                                                --------------
                                                                     4,892,877
                                                                --------------

               SCIENTIFIC EQUIPMENT AND SUPPLIERS 0.3%
     66,600    Biacore International AB ADR*                           795,870
                                                                --------------

               SERVICES-COMMERCIAL 9.5%
    443,575    AMN Healthcare Services, Inc.*                        8,206,138
     44,000    IQ4HIRE, Inc.*+                                             440
    766,069    Management Network Group, Inc. (The)*                 1,080,157
    210,600    Medical Staffing Network Holdings, Inc.*              3,194,802
    139,025    Resources Connection, Inc.*                           2,003,350
  2,682,944    Wireless Facilities, Inc.*++                         11,885,442
                                                                --------------
                                                                    26,370,329
                                                                --------------

               SOFTWARE 1.2%
    523,950    Riverdeep Group Plc*                                  3,300,885
                                                                --------------

               TELECOMMUNICATIONS EQUIPMENT 0.6%
    255,800    Polycom, Inc.*                                        1,736,882
                                                                --------------

               TOTAL COMMON AND
                  PREFERRED STOCKS (COST $364,596,496)             273,611,397
                                                                --------------

               WARRANTS 0%
               -----------

     12,400    SiRF Technology Holdings, Inc.+                               -
                                                                --------------
               TOTAL WARRANTS (COST $0)                                      -
                                                                --------------

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
SEPTEMBER 30, 2002

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS 2.3%
               ---------------------------

               (Variable Rate Demand Deposits)

 $6,282,321    UMB Bank Money Market Fiduciary                      $6,282,321
                                                                --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $6,282,321)        6,282,321
                                                                --------------

               TOTAL INVESTMENTS (COST $370,878,817) 100.9%        279,893,718

               LIABILITIES LESS OTHER ASSETS (0.9)%                (2,489,638)
                                                                --------------

               NET ASSETS 100.0%                                  $277,404,080
                                                                ==============


               *Non-income producing

               +Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

               ++Affiliated company (see Note 9).

               See notes to financial statements.

U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
------------------------------------------
SEPTEMBER 30, 2002

  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

               U.S. GOVERNMENT OBLIGATIONS 94.6%
               ---------------------------------

   $600,000    U.S. TREASURY BOND, 6.25%, 8/15/23                    $ 715,500
  7,830,000    U.S. Treasury Bond, 7.50%, 11/15/24                  10,726,489
  2,755,000    U.S. Treasury Bond, 6.875%, 8/15/25                   3,542,649
  1,750,000    U.S. Treasury Bond, 6.75%, 8/15/26                    2,229,404
  3,635,000    U.S. Treasury Bond, 6.50%, 11/15/26                   4,501,435
  3,170,000    U.S. Treasury Bond, 6.625%, 2/15/27                   3,986,646
  4,355,000    U.S. Treasury Bond, 6.375%, 8/15/27                   5,327,049
  4,300,000    U.S. Treasury Bond, 6.125%, 11/15/27                  5,110,954
    947,000    U.S. Treasury Bond, 6.125%, 8/15/29                   1,133,404
 22,200,000    U.S. Treasury Bond, 5.375% 2/15/31                   24,669,750
 38,100,000    U.S. Treasury Strip, principal only, 11/15/21        14,275,803
 10,100,000    U.S. Treasury Strip, principal only, 8/15/25          3,100,892
                                                                --------------

               TOTAL U.S. GOVERNMENT OBLIGATIONS
                  (COST $70,789,692)                                79,319,975
                                                                --------------

               SHORT-TERM INVESTMENTS 2.1%
               ---------------------------

               (Variable Rate Demand Deposits)

  1,784,011    UMB Bank Money Market Fiduciary                       1,784,011
                                                                --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $1,784,011)        1,784,011
                                                                --------------

               TOTAL INVESTMENTS (COST $72,573,703) 96.7%           81,103,986

               OTHER ASSETS LESS LIABILITIES 3.3%                    2,774,558
                                                                --------------

               NET ASSETS 100.0%                                   $83,878,544
                                                                ==============

               See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
SEPTEMBER 30, 2002


                                                                         CORE       GLOBAL SCIENCE   INTERNATIONAL       MICRO
                                                                        GROWTH       & TECHNOLOGY       GROWTH            CAP
                                                                         FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost
     Nonaffiliated issuers                                        $   766,254,095    $ 32,997,764    $ 19,869,591    $ 290,414,490
     Affiliated issuers                                               501,822,180               -               -       25,048,683
                                                                  --------------- --------------- ---------------  ---------------
                                                                  $ 1,268,076,275    $ 32,997,764    $ 19,869,591    $ 315,463,173
                                                                  =============== =============== ===============  ===============
  Investments, at market value
     Nonaffiliated issuers                                        $   711,387,920    $ 20,597,842    $ 18,197,165    $ 322,058,115

     Affiliated issuers                                               346,211,997               -               -        7,810,899
  Receivable for investment securities sold                             8,496,176         267,770               -          702,944
  Capital shares receivable                                             1,936,384          13,121          43,894          157,461
  Receivable from investment advisor                                            -               -           2,601                -
  Interest and dividends receivable                                         7,475             500          14,936            7,066
  Prepaid expenses and other assets                                       103,786          10,377          15,186           30,011
                                                                  --------------- --------------- ---------------  ---------------
     Total Assets                                                   1,068,143,738      20,889,610      18,273,782      330,766,496
                                                                  --------------- --------------- ---------------  ---------------

LIABILITIES:
  Payable for securities purchased                                         51,322          11,887          96,264        2,560,971
  Capital shares payable                                                4,531,231          24,986          55,622          408,796
  Payable to investment advisor                                           233,125           5,808               -          143,672
  Accrued expenses                                                        383,655          35,685          34,210          105,225
                                                                  --------------- --------------- ---------------  ---------------
     Total Liabilities                                                  5,199,333          78,366         186,096        3,218,664
                                                                  --------------- --------------- ---------------  ---------------

NET ASSETS                                                         $1,062,944,405     $20,811,244     $18,087,686     $327,547,832
                                                                  =============== =============== ===============  ===============

NET ASSETS CONSIST OF:
  Capital stock                                                        $  417,551         $32,616         $20,438         $653,534
  Paid-in capital in excess of par                                  1,282,613,651      35,394,346      19,949,046      290,841,328
  Undistributed net investment income                                           -               -               -                -
  Undistributed net realized gain (loss)
     on investments and foreign currency translations                 (9,610,439)     (2,215,796)       (205,925)       21,647,129
  Net unrealized appreciation (depreciation) on
     investments and foreign currency translations                  (210,476,358)    (12,399,922)     (1,675,873)       14,405,841
                                                                  --------------- --------------- ---------------  ---------------
  Net Assets                                                      $ 1,062,944,405    $ 20,811,244    $ 18,087,686    $ 327,547,832
                                                                  =============== =============== ===============  ===============

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                                                       10,000,000,000  10,000,000,000  10,000,000,000   10,000,000,000
  Issued and outstanding                                               41,755,115       3,261,556       2,043,837       65,353,436

NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE                                             $25.46           $6.38           $8.85            $5.01
                                                                           ======          ======          ======           ======



See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
SEPTEMBER 30, 2002


                                                                      SMALL CAP       SMALL CAP          ULTRA            U.S.
                                                                        GROWTH          VALUE           GROWTH          TREASURY
                                                                         FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost
     Nonaffiliated issuers                                          $ 845,535,684  $  455,302,059  $  354,335,543     $ 72,573,703
     Affiliated issuers                                                         -      59,818,004      16,543,274                -
                                                                  --------------- --------------- ---------------  ---------------
                                                                   $  845,535,684  $  515,120,063   $ 370,878,817     $ 72,573,703
                                                                  =============== =============== ===============  ===============
  Investments, at market value
     Nonaffiliated issuers                                          $ 746,688,698  $  392,763,880   $ 268,008,276     $ 81,103,986
       Affiliated issuers                                                       -      41,423,573      11,885,442                -
  Receivable for investment securities sold                               511,412       2,630,663         460,658                -
  Capital shares receivable                                               899,281         179,637         928,791        2,251,654
  Interest and dividends receivable                                        30,057         420,174           6,484          677,472
  Prepaid expenses and other assets                                        66,423          81,826          28,675            9,247
                                                                  --------------- --------------- ---------------  ---------------
     Total Assets                                                     748,195,871     437,499,753     281,318,326       84,042,359
                                                                  --------------- --------------- ---------------  ---------------

LIABILITIES:
  Payable for securities purchased                                     10,815,854       5,535,673       2,748,073                -
  Capital shares payable                                                1,546,484       3,561,018         943,354          126,073
  Payable to investment advisor                                           161,224         142,064          75,825            5,073
  Accrued expenses                                                        255,470         178,691         146,994           32,669
                                                                  --------------- --------------- ---------------  ---------------
     Total Liabilities                                                 12,779,032       9,417,446       3,914,246          163,815
                                                                  --------------- --------------- ---------------  ---------------

NET ASSETS                                                           $735,416,839    $428,082,307    $277,404,080      $83,878,544
                                                                  =============== =============== ===============  ===============

NET ASSETS CONSIST OF:
  Capital stock                                                          $308,674      $1,335,049        $167,882          $59,734
  Paid-in capital in excess of par                                    839,172,869     509,211,806     372,484,760       80,549,198
  Undistributed net investment income                                           -               -               -        2,516,357
  Undistributed net realized gain (loss)
     on investments and foreign currency translations                 (5,217,718)     (1,531,938)     (4,263,463)      (7,777,028)
  Net unrealized appreciation (depreciation) on
     investments and foreign currency translations                   (98,846,986)    (80,932,610)    (90,985,099)        8,530,283
                                                                  --------------- --------------- ---------------  ---------------
  Net Assets                                                       $  735,416,839  $  428,082,307   $ 277,404,080     $ 83,878,544
                                                                  =============== =============== ===============  ===============

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                                                       10,000,000,000  10,000,000,000  10,000,000,000   10,000,000,000
  Issued and outstanding                                               30,867,431     133,504,893      16,788,240        5,973,372

NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE                                             $23.83           $3.21          $16.52           $14.04
                                                                           ======          ======          ======           ======


See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF OPERATIONS
--------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                                                         CORE       GLOBAL SCIENCE   INTERNATIONAL       MICRO
                                                                        GROWTH       & TECHNOLOGY       GROWTH            CAP
                                                                         FUND            FUND            FUND*            FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                             $1,259,773       $   8,868         $ 6,307         $155,776
  Dividends(1)+                                                        16,214,175           4,093          16,536          168,254
                                                                  --------------- --------------- ---------------  ---------------
                                                                       17,473,948          12,961          22,843          324,030
                                                                  --------------- --------------- ---------------  ---------------
EXPENSES:
  Investment advisory fee                                              13,713,852         394,448          61,088        8,460,324
  Shareholder servicing fees                                            1,990,548          84,273          25,005          495,910
  Fund administration and accounting fees                               1,122,470          57,852           8,960          450,913
  Reports to shareholders                                                 534,710          25,128           6,886          124,324
  Custody fees                                                            169,390          36,496          13,499           49,348
  Federal and state registration fees++                                    58,840          16,071          14,383           19,578
  Legal fees                                                               54,422           4,317          32,965           17,842
  Directors' fees                                                          21,546             403              59            7,032
  Audit fees                                                               13,100          13,118           8,100           13,164
  Other                                                                    42,425           3,574           2,648           19,255
                                                                  --------------- --------------- ---------------  ---------------

  Total expenses before reimbursement                                  17,721,303         635,680         173,593        9,657,690
  Reimbursement of expenses by Advisor                                          -       (122,898)        (94,178)                -
                                                                  --------------- --------------- ---------------  ---------------

  Net expenses                                                         17,721,303         512,782          79,415        9,657,690
                                                                  --------------- --------------- ---------------  ---------------

NET INVESTMENT LOSS                                                     (247,355)       (499,821)        (56,572)      (9,333,660)
                                                                  --------------- --------------- ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments+                              9,783,089     (1,990,071)       (205,925)       40,208,415
  Change in unrealized appreciation
     (depreciation) on investments                                  (256,247,684)     (8,949,752)     (1,675,873)     (36,785,111)
                                                                  --------------- --------------- ---------------  ---------------

  Net gain (loss) on investments                                    (246,464,595)    (10,939,823)     (1,881,798)        3,423,304
                                                                  --------------- --------------- ---------------  ---------------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(246,711,950)   $(11,439,644)    $(1,938,370)     $(5,910,356)
                                                                   ==============  ==============  ==============   ==============


*Inception date of the Fund was June 28, 2002.

(1)Net of $0, $0, $1,835 and $0 in foreign withholding taxes, respectively.

+See Note 9 for information on affiliated issuers.

++See Note 8.

See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF OPERATIONS
--------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2002


                                                                      SMALL CAP       SMALL CAP          ULTRA            U.S.
                                                                        GROWTH          VALUE           GROWTH          TREASURY
                                                                         FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                               $334,518      $  304,700      $  107,970     $  3,859,245
  Dividends(1)+                                                           184,616       8,080,346               -                -
                                                                  --------------- --------------- ---------------  ---------------
                                                                          519,134       8,385,046         107,970        3,859,245
                                                                  --------------- --------------- ---------------  ---------------
EXPENSES:
  Investment advisory fee                                               8,624,194       9,160,225       3,097,888          308,335
  Shareholder servicing fees                                            1,289,006         910,269         501,252          103,584
  Fund administration and accounting fees                                 766,194         589,959         310,314          114,584
  Reports to shareholders                                                 420,233         289,950         185,650           31,005
  Custody fees                                                             72,377          51,414          46,704            4,218
  Federal and state registration fees++                                    24,797        (22,872)          66,749           19,998
  Legal fees                                                               37,717          25,514           8,710            2,654
  Directors' fees                                                          13,785           9,813           3,353            1,007
  Audit fees                                                               13,100          13,123          13,100           13,165
  Other                                                                    29,021          21,442           8,094            5,199
                                                                  --------------- --------------- ---------------  ---------------

  Total expenses before reimbursement                                  11,290,424      11,048,837       4,241,814          603,749
  Reimbursement of expenses by Advisor                                          -               -               -        (141,246)
                                                                  --------------- --------------- ---------------  ---------------

  Net expenses                                                         11,290,424      11,048,837       4,241,814          462,503
                                                                  --------------- --------------- ---------------  ---------------

NET INVESTMENT INCOME (LOSS)                                         (10,771,290)     (2,663,791)     (4,133,844)        3,396,742
                                                                  --------------- --------------- ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss on investments+                                   (4,423,588)     (1,360,956)     (2,784,246)        (404,110)
  Change in unrealized appreciation
     (depreciation) on investments                                  (101,070,863)    (78,709,569)    (81,358,019)        6,246,564
                                                                  --------------- --------------- ---------------  ---------------

  Net gain (loss) on investments                                    (105,494,451)    (80,070,525)    (84,142,265)        5,842,454
                                                                  --------------- --------------- ---------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(116,265,741)   $(82,734,316)   $(88,276,109)       $9,239,196
                                                                  =============== =============== ===============  ===============



(1)Net of $2,223, $0, $0 and $0, in foreign
withholding taxes, respectively.

+See Note 9 for information on affiliated issuers.

++See Note 8.

See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------


                                                                                          GLOBAL SCIENCE &          INTERNATIONAL
                                                          CORE GROWTH FUND                 TECHNOLOGY FUND           GROWTH FUND
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     PERIOD ENDED
                                                   SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                        2002            2001            2002            2001*           2002**
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                                  $(247,355)   $ (4,748,358)    $  (499,821)    $   (99,356)      $  (56,572)
  Net realized gain (loss) on investments               9,783,089      75,774,550     (1,990,071)         223,828        (205,925)
  Net realized gain on options written                          -         172,989               -                -               -
  Net realized loss on short positions                          -               -               -         (2,787)                -
  Change in unrealized appreciation
     (depreciation) on investments                  (256,247,684)    (12,632,653)     (8,949,752)     (3,450,170)      (1,675,873)
                                                   --------------  --------------  --------------  --------------   --------------
  Net increase (decrease) in net assets
     resulting from operations                      (246,711,950)      58,566,528    (11,439,644)     (3,328,485)      (1,938,370)

DIVIDENDS PAID FROM:
  Net realized gains                                 (69,235,847)    (24,873,276)       (250,799)               -                -
                                                   --------------  --------------  --------------  --------------   --------------
                                                     (69,235,847)    (24,873,276)       (250,799)               -                -

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                         869,576,985   1,012,362,033      48,305,025      19,253,208       22,263,074
  Shares issued to holders in
     reinvestment of dividends                         65,814,411      24,496,990         246,587               -                -
  Shares redeemed                                   (549,711,813)   (368,598,381)    (26,786,154)     (5,297,617)      (2,256,827)
  Redemption fees                                         277,880         275,508          87,841          21,272           19,799
                                                   --------------  --------------  --------------  --------------   --------------
  Net increase                                        385,957,463     668,536,150      21,853,299      13,976,863       20,026,046
                                                   --------------  --------------  --------------  --------------   --------------

TOTAL INCREASE IN NET ASSETS                           70,009,666     702,229,402      10,162,856      10,648,378       18,087,676

NET ASSETS:
  Beginning of period                                 992,934,739     290,705,337      10,648,388              10               10
                                                   --------------  --------------  --------------  --------------   --------------
  End of period                                    $1,062,944,405   $ 992,934,739     $20,811,244     $10,648,388      $18,087,686
                                                   ==============  ==============  ==============  ==============   ==============
  Undistributed net investment income
     included in net assets at end of
     period                                                     -               -               -               -                -
                                                   ==============  ==============  ==============  ==============   ==============


*Inception date of the Fund was December 19, 2000.

**Inception date of the Fund was June 28, 2002.

See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------

                                                 MICRO CAP FUND            SMALL CAP GROWTH FUND          SMALL CAP VALUE FUND
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                              2002           2001           2002           2001           2002           2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                      $(9,333,660)   $(4,952,765)  $(10,771,290)   $(3,087,462)   $(2,663,791)     $(872,789)

  Net realized gain (loss) on investments    40,208,415     40,716,705    (4,423,588)     18,218,171    (1,360,956)     17,531,020
  Change in unrealized appreciation
     (depreciation) on investments         (36,785,111)      2,388,446  (101,070,863)   (67,163,386)   (78,709,569)    (7,864,036)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets
     resulting from operations              (5,910,356)     38,152,386  (116,265,741)   (52,032,677)   (82,734,316)      8,794,195

DIVIDENDS PAID FROM:
  Net realized gains                       (35,303,570)   (59,242,526)    (9,829,740)   (41,097,860)   (12,959,896)    (4,400,225)
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                           (35,303,570)   (59,242,526)    (9,829,740)   (41,097,860)   (12,959,896)    (4,400,225)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                               110,625,684    109,537,512    528,078,202    485,346,816    305,503,553    591,948,181
  Shares issued to holders in
     reinvestment of dividends               33,474,821     58,030,493      9,359,244     39,472,015     12,179,592      4,276,748
  Shares redeemed                          (98,909,527)   (67,430,879)  (229,454,786)  (116,515,638)  (281,090,835)  (160,277,580)
  Redemption fees                                31,055         48,259        113,378        431,744         89,200        283,257
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase                               45,222,033    100,185,385    308,096,038    408,734,937     36,681,510    436,230,606
                                          -------------  -------------  -------------  -------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS       4,008,107     79,095,245    182,000,557    315,604,400   (59,012,702)    440,624,576

NET ASSETS:
  Beginning of period                       323,539,725    244,444,480    553,416,282    237,811,882    487,095,009     46,470,433
                                          -------------  -------------  -------------  -------------  -------------  -------------
  End of period                            $327,547,832   $323,539,725   $735,416,839   $553,416,282   $428,082,307   $487,095,009
                                          =============  =============  =============  =============  =============  =============
  Undistributed net investment income
     included in net assets at end of
     period                                           -              -              -       $ 42,965              -              -
                                          =============  =============  =============  =============  =============  =============


See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------

                                                                           ULTRA GROWTH FUND              U.S. TREASURY FUND
                                                                     YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                   SEPTEMBER 30,     SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                        2002             2001            2002             2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                       $(4,133,844)      $(935,946)      $3,396,742       $3,443,704
  Net realized gain (loss) on investments                             (2,784,246)       6,512,523       (404,110)        (872,471)
  Change in unrealized appreciation
     (depreciation) on investments                                   (81,358,019)    (21,303,405)       6,246,564        4,415,177
                                                                   --------------  --------------  --------------   --------------
  Net increase (decrease) in net assets
     resulting from operations                                       (88,276,109)    (15,726,828)       9,239,196        6,986,410

DIVIDENDS PAID FROM:
  Net investment income                                                         -               -     (3,600,125)      (2,864,508)
  Net realized gains                                                  (4,518,749)    (11,252,113)               -                -
                                                                   --------------  --------------  --------------   --------------
                                                                      (4,518,749)    (11,252,113)     (3,600,125)      (2,864,508)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                         397,328,346     108,427,142      45,591,240       58,426,480
  Shares issued to holders in
     reinvestment of dividends                                          4,240,123      10,958,786       3,477,679        2,831,050
  Shares redeemed                                                   (117,780,106)    (62,909,909)    (37,089,979)     (57,425,452)
  Redemption fees                                                         313,641         318,033          65,965           42,502
                                                                   --------------  --------------  --------------   --------------
  Net increase                                                        284,102,004      56,794,052      12,044,905        3,874,580
                                                                   --------------  --------------  --------------   --------------

TOTAL INCREASE IN NET ASSETS                                          191,307,146      29,815,111      17,683,976        7,996,482

NET ASSETS:
  Beginning of period                                                  86,096,934      56,281,823      66,194,568       58,198,086
                                                                   --------------  --------------  --------------   --------------
  End of period                                                      $277,404,080     $86,096,934     $83,878,544      $66,194,568
                                                                   ==============  ==============  ==============   ==============
  Undistributed net investment income
     included in net assets at end of period                                    -               -    $  2,516,357     $  2,719,740
                                                                   ==============  ==============  ==============   ==============

See notes to financial statements.

CORE GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------
YEAR ENDED SEPTEMBER 30

                                  2002      2001      2000      1999     1998
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                     $31.57    $28.08    $20.62    $17.00    $22.34

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss             (0.01)    (0.15)    (0.18)    (0.21)    (0.09)
Net realized and unrealized
  gains (losses) on
  securities+                   (3.96)      5.96      8.12      4.55    (3.60)
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                    (3.97)      5.81      7.94      4.34    (3.69)

LESS DISTRIBUTIONS:
  Dividends from net
     investment income               -         -         -         -    (0.03)
  Distributions from
     capital gains              (2.14)    (2.32)    (0.48)    (0.72)    (1.62)
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS             (2.14)    (2.32)    (0.48)    (0.72)    (1.65)
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                 $25.46    $31.57    $28.08    $20.62    $17.00
                              ========  ========  ========  ========  ========

TOTAL RETURN                  (13.73)%    22.63%    39.50%    27.28%  (17.49)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)            $1,062,944  $992,935  $290,705  $173,118  $153,148
Ratio to average net
  assets of:
  Expenses, net of waivers
     and reimbursements          1.29%     1.32%     1.38%     1.44%     1.44%
  Expenses, before waivers
     and reimbursements          1.29%     1.32%     1.38%     1.44%     1.44%
  Net investment loss,
     net of waivers
     and reimbursements        (0.02)%   (0.66)%   (0.86)%   (1.07)%   (0.50)%
  Net investment loss,
     before waivers
     and reimbursements        (0.02)%   (0.66)%   (0.86)%   (1.07)%   (0.50)%
Portfolio turnover rate            76%       51%       75%       79%       63%


+For 2002 and 2001, includes $0.01 and $0.01 in redemption fees, respectively (see Note 2).

See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND-FINANCIAL HIGHLIGHTS
-----------------------------------------------------
YEAR ENDED SEPTEMBER 30

                                                      2002           2001(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.02         $10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.15)         (0.07)
Net realized and unrealized losses
  on securities+                                      (1.31)         (1.91)
                                                  ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                      (1.46)         (1.98)

LESS DISTRIBUTIONS:
Distributions from capital gains                      (0.18)              -
                                                  ----------     ----------
TOTAL DISTRIBUTIONS                                   (0.18)              -
                                                  ----------     ----------

NET ASSET VALUE, END OF PERIOD                         $6.38          $8.02
                                                  ==========     ==========

TOTAL RETURN(2)                                     (18.83)%       (19.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $20,811        $10,648
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)         1.95%          1.95%
Expenses, before waivers and reimbursements(3)         2.42%          3.58%
Net investment loss, net of
  waivers and reimbursements(3)                      (1.90)%        (1.50)%
Net investment loss, before
  waivers and reimbursements(3)                      (2.37)%        (3.13)%
Portfolio turnover rate(2)                               95%            94%

+For 2002 and 2001, includes $0.03 and $0.02 in redemption fees, respectively (see Note 2).

(1)Inception date of the Fund was December 19, 2000.

(2)Not annualized for periods less than a year.

(3)Annualized.

See notes to financial statements.

INTERNATIONAL GROWTH FUND-FINANCIAL HIGHLIGHTS
----------------------------------------------
PERIOD ENDED SEPTEMBER 30

                                                                2002(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.03)
Net realized and unrealized losses
  on securities+                                                (1.12)
                                                            ----------
TOTAL FROM INVESTMENT OPERATIONS                                (1.15)

LESS DISTRIBUTIONS:
Distributions from capital gains                                     -
                                                            ----------
TOTAL DISTRIBUTIONS                                                  -
                                                            ----------

NET ASSET VALUE, END OF PERIOD                                   $8.85
                                                            ==========

TOTAL RETURN(2)                                               (11.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                       $18,088
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                   1.95%
Expenses, before waivers and reimbursements(3)                   4.26%
Net investment loss, net of
  waivers and reimbursements(3)                                (1.39)%
Net investment loss, before
  waivers and reimbursements(3)                                (3.70)%
Portfolio turnover rate(2)                                          3%

+For 2002, includes $0.01 in redemption fees (see Note 2).

(1)Inception date of the Fund was June 28, 2002.

(2)Not annualized for periods less than a year.

(3)Annualized.

See notes to financial statements.

MICRO CAP FUND-FINANCIAL HIGHLIGHTS
-----------------------------------
YEAR ENDED SEPTEMBER 30

                                  2002      2001      2000      1999     1998
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                      $5.64     $6.53     $4.41     $3.59     $4.29

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss             (0.14)    (0.08)    (0.09)    (0.09)    (0.10)
Net realized and unrealized
  gains (losses) on securities    0.11      0.74      2.63      1.27    (0.27)
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                    (0.03)      0.66      2.54      1.18    (0.37)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                 (0.60)    (1.55)    (0.42)    (0.36)    (0.33)
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS             (0.60)    (1.55)    (0.42)    (0.36)    (0.33)
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                  $5.01     $5.64     $6.53     $4.41     $3.59
                              ========  ========  ========  ========  ========

TOTAL RETURN                   (1.41)%    16.32%    63.88%    37.73%   (8.75)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)              $327,548  $323,540  $244,444  $144,875  $117,533
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements          2.28%     2.32%     2.38%     2.46%     2.51%
  Expenses, before waivers
     and reimbursements          2.28%     2.32%     2.38%     2.46%     2.51%
  Net investment loss,
     net of waivers and
     reimbursements            (2.21)%   (1.76)%   (1.76)%   (2.22)%   (2.28)%

  Net investment loss,
     before waivers and
     reimbursements            (2.21)%   (1.76)%   (1.76)%   (2.22)%   (2.29)%
Portfolio turnover rate            62%       58%       69%       57%       81%

See notes to financial statements.

SMALL CAP GROWTH FUND-FINANCIAL HIGHLIGHTS
------------------------------------------
YEAR ENDED SEPTEMBER 30

                                  2002      2001      2000      1999     1998
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                     $26.18    $34.89    $26.01    $20.79    $29.73
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss             (0.35)    (0.15)    (0.23)    (0.20)    (0.17)
Net realized and unrealized
  gains (losses) on
  securities+                   (1.55)    (2.71)     11.82      8.49    (5.08)
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                    (1.90)    (2.86)     11.59      8.29    (5.25)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                 (0.45)    (5.85)    (2.71)    (3.07)    (3.69)
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS             (0.45)    (5.85)    (2.71)    (3.07)    (3.69)
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                 $23.83    $26.18    $34.89    $26.01    $20.79
                              ========  ========  ========  ========  ========

TOTAL RETURN                   (7.53)%   (8.61)%    49.63%    48.96%  (19.13)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)              $735,417  $553,416  $237,812  $145,915  $123,723
Ratio to average net
  assets of:
  Expenses, net of waivers
     and reimbursements          1.31%     1.36%     1.38%     1.44%     1.48%
  Expenses, before waivers
     and reimbursements          1.31%     1.36%     1.38%     1.44%     1.48%
  Net investment loss,
     net of waivers and
     reimbursements            (1.25)%   (0.83)%   (0.84)%   (0.79)%   (0.60)%
  Net investment loss,
     before waivers and
     reimbursements            (1.25)%   (0.83)%   (0.84)%   (0.79)%   (0.60)%
Portfolio turnover rate            51%       40%       72%       46%       56%

+For 2001, includes $0.02 in redemption fees (see Note 2).

See notes to financial statements.

SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS
-----------------------------------------
YEAR ENDED SEPTEMBER 30

                                  2002      2001      2000      1999    1998(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                      $3.76     $3.51     $2.43     $1.80     $2.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss             (0.02)         -    (0.02)    (0.04)    (0.01)
Net realized and unrealized
  gains (losses) on
  securities                    (0.43)      0.56      1.19      0.67    (0.19)
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                    (0.45)      0.56      1.17      0.63    (0.20)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                 (0.10)    (0.31)    (0.09)         -         -
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS             (0.10)    (0.31)    (0.09)         -         -
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                  $3.21     $3.76     $3.51     $2.43     $1.80
                              ========  ========  ========  ========  ========

TOTAL RETURN2                 (12.35)%    18.04%    49.94%    35.00%  (10.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)              $428,082  $487,095   $46,470   $16,770   $14,306
Ratio to average net
  assets of:
  Expenses, net of waivers
     and reimbursements(3)       1.81%     1.92%     1.95%     1.95%     1.95%
  Expenses, before waivers
     and reimbursements(3)       1.81%     1.92%     2.09%     2.18%     2.52%
  Net investment loss,
     net of waivers
     and reimbursements(3)     (0.44)%   (0.31)%   (1.02)%   (1.54)%   (1.02)%
  Net investment loss,
     before waivers
     and reimbursements(3)     (0.44)%   (0.31)%   (1.16)%   (1.77)%   (1.59)%
Portfolio turnover rate(2)         69%       41%       67%      106%      114%

(1)Inception date of the Fund was December 17, 1997.

(2)Not annualized for periods less than a year.

(3)Annualized.

See notes to financial statements.

ULTRA GROWTH FUND-FINANCIAL HIGHLIGHTS
--------------------------------------
YEAR ENDED SEPTEMBER 30

                                  2002      2001      2000      1999     1998
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                     $19.15    $27.17    $20.02    $15.10    $21.85

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss             (0.25)    (0.21)    (0.25)    (0.34)    (0.31)
Net realized and unrealized
  gains (losses) on
  securities+                   (1.46)    (2.42)      8.87      6.00    (4.44)
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                    (1.71)    (2.63)      8.62      5.66    (4.75)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                 (0.92)    (5.39)    (1.47)    (0.74)    (2.00)
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS             (0.92)    (5.39)    (1.47)    (0.74)    (2.00)
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                 $16.52    $19.15    $27.17    $20.02    $15.10
                              ========  ========  ========  ========  ========

TOTAL RETURN                   (9.74)%  (10.89)%    46.66%    39.86%  (22.07)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)              $277,404   $86,097   $56,282   $41,205   $43,553
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements          1.71%     1.75%     1.75%     1.75%     1.75%
  Expenses, before waivers
     and reimbursements          1.71%     1.79%     1.82%     1.78%     1.90%
  Net investment loss,
     net of waivers and
     reimbursements            (1.67)%   (1.39)%   (1.19)%   (1.49)%   (1.54)%
  Net investment loss,
     before waivers and
     reimbursements            (1.67)%   (1.43)%   (1.26)%   (1.52)%   (1.69)%
Portfolio turnover rate            78%      123%      135%       77%       91%

+For 2002 and 2001, includes $0.02 and $0.07 in redemption fees, respectively (see Note 2).

See notes to financial statements.

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
---------------------------------------
YEAR ENDED SEPTEMBER 30

                                  2002      2001      2000      1999     1998
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                     $12.97    $12.00    $11.68    $13.42    $11.32

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income             0.66      0.65      0.66      0.61      0.27
Net realized and unrealized
  gains (losses) on
  securities+                     1.18      0.88      0.39    (2.01)      2.39
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                      1.84      1.53      1.05    (1.40)      2.66

LESS DISTRIBUTIONS:
  Dividends from net
     investment income          (0.77)    (0.56)    (0.73)    (0.28)    (0.56)
  Distributions from
     capital gains                   -         -         -    (0.06)         -
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS             (0.77)    (0.56)    (0.73)    (0.34)    (0.56)
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                 $14.04    $12.97    $12.00    $11.68    $13.42
                              ========  ========  ========  ========  ========

TOTAL RETURN                    15.38%    12.89%     9.84%  (10.65)%    24.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)               $83,879   $66,195   $58,198   $76,999   $67,856
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements          0.75%     0.75%     0.75%     0.75%     0.75%
  Expenses, before waivers
     and reimbursements          0.98%     0.95%     0.97%     0.95%     0.95%
  Net investment income
     net of waivers and
     reimbursements              5.51%     5.34%     5.35%     4.96%     5.06%
  Net investment income
     before waivers and
     reimbursements              5.28%     5.14%     5.13%     4.76%     4.86%
Portfolio turnover rate            22%       41%       16%       39%        5%

+For 2002 and 2001, includes $0.01 and $0.01 in redemption fees, respectively (see Note 2).

See notes to financial statements.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002

1. ORGANIZATION
---------------
  Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Investment Company Act of 1940. The Core Growth, Global Science & Technology (formerly Global Technology), International Growth, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds (collectively the "Equity Funds") are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Advisor") as investment advisor.

2. SIGNIFICANT
ACCOUNTING POLICIES
-------------------
  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the more significant of such policies.
  VALUATION OF SECURITIES-Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market. Securities for which there were no transactions are valued at the closing bid price. Debt securities (other than short-term instruments) are valued by a pricing service that utilizes techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Restricted securities, private placements and other illiquid securities for which market value quotations are not readily available are valued at fair market value as determined by a designated Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Procedures.
  FOREIGN CURRENCY TRANSLATIONS-Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.
  INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
  SHORT SALES-To a limited extent, the Equity Funds may make short sales of securities. A short sale means a Fund

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002

sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of its short positions. At September 30, 2002, the Equity Funds did not have any open short positions.
  OPTION TRANSACTIONS-For hedging purposes, the Equity Funds may buy and sell put and call options, write covered put and call options on portfolio securities and write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
  Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.
  FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
  EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are generally allocated among the Funds in proportion to their respective net assets.
  USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.
  REDEMPTION FEES-The Funds will deduct a fee of 2.00% from redemption proceeds on shares of the Funds held less than two months. The redemption fee is treated as additional paid-in capital.

3. DISTRIBUTIONS
----------------
  Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002

income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.
  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. Accordingly, at September 30, 2002, reclassifications were recorded to increase (decrease) paid-in capital in excess of par by $20,529,508, $(376,717), $(56,572), $9,154,718, $(9,521,865), $1,185,167, $(2,360,536) and
$0, increase undistributed net investment income by $247,355, $499,821, $56,572, $9,333,660, $10,728,325, $2,663,791, $4,133,844 and $0 and decrease undistributed net realized gain by $20,776,863, $123,104, $0, $18,488,378,
$1,206,460, $3,848,958, $1,773,308 and $0, for the Core Growth, Global Science &
Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds, respectively.

--------------------------------------------------------------------------------

4. CAPITAL STOCK
----------------
Transactions in shares of capital stock were as follows:

                         YEAR ENDED SEPTEMBER 30, 2002

                          CORE      GLOBAL SCIENCE  INTERNATIONAL      MICRO
                         GROWTH      & TECHNOLOGY      GROWTH           CAP
                          FUND           FUND           FUND*          FUND
--------------------------------------------------------------------------------
Shares sold            25,736,941      4,717,678      2,287,064     18,440,759
Dividends reinvested    2,098,403         27,973              -      6,140,099
Shares redeemed      (17,535,543)    (2,811,617)      (243,227)   (16,551,410)
                     ------------   ------------   ------------   ------------
Net increase           10,299,801      1,934,034      2,043,837      8,029,448
                     ============   ============   ============   ============

                          SMALL          SMALL          ULTRA          U.S.
                       CAP GROWTH      CAP VALUE       GROWTH        TREASURY
                          FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------
Shares sold            17,362,623     72,717,440     17,913,935      3,532,936
Dividends reinvested      339,016      3,261,583        210,301        296,730
Shares redeemed       (7,972,814)   (72,187,448)    (5,831,801)    (2,959,772)
                     ------------   ------------   ------------   ------------
Net increase            9,728,825      3,791,575     12,292,435        869,894
                     ============   ============   ============   ============

*Inception date of the Fund was June 28, 2002.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002

                         YEAR ENDED SEPTEMBER 30, 2001

                                     CORE      GLOBAL SCIENCE     MICRO
                                    GROWTH      & TECHNOLOGY       CAP
                                     FUND          FUND*           FUND
--------------------------------------------------------------------------------
Shares sold                        31,944,300      1,864,018     20,350,429
Dividends reinvested                  953,103              -     12,540,703
Shares redeemed                  (11,794,560)      (536,496)   (13,011,118)
                                -------------  -------------  -------------
Net increase                       21,102,843      1,327,522     19,880,014
                                =============  =============  =============

                          SMALL          SMALL           ULTRA           U.S.
                        CAP GROWTH     CAP VALUE         GROWTH        TREASURY
                           FUND           FUND            FUND           FUND
--------------------------------------------------------------------------------
Shares sold              17,031,540    158,439,631      4,918,424      4,668,016
Dividends reinvested      1,427,720      1,411,468        519,953        226,665
Shares redeemed         (4,137,252)   (43,381,522)    (3,013,865)    (4,639,439)
                       ------------   ------------   ------------   ------------
Net increase             14,322,008    116,469,577      2,424,512        255,242
                       ============   ============   ============   ============

*Inception date of the Fund was December 19, 2000.

5. PURCHASES AND SALES OF SECURITIES
------------------------------------
  Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2002 are summarized below:

                         YEAR ENDED SEPTEMBER 30, 2002

                           CORE      GLOBAL SCIENCE  INTERNATIONAL      MICRO
                          GROWTH      & TECHNOLOGY       GROWTH          CAP
                           FUND           FUND           FUND*           FUND
--------------------------------------------------------------------------------
Purchases            $1,280,814,441   $ 42,547,287    $16,686,100  $ 281,363,121
Sales              $  (921,298,169)  $(21,678,761)    $ (348,707)  $(230,852,979

                                    SMALL           SMALL           ULTRA
                                  CAP GROWTH      CAP VALUE         GROWTH
                                     FUND            FUND            FUND
--------------------------------------------------------------------------------
Purchases                       $ 731,877,416   $ 429,094,551   $ 443,315,286
Sales                          $(387,167,256)  $(355,474,244)  $(166,096,170)

*Inception date of the Fund was June 28, 2002.

The only purchases and sales of U.S. Government securities occurred in the U.S. Treasury Fund and were $20,900,838 and $13,415,784, respectively.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002

6. FEDERAL INCOME TAX INFORMATION
---------------------------------
  At September 30, 2002, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

                           CORE      GLOBAL SCIENCE  INTERNATIONAL      MICRO
                          GROWTH      & TECHNOLOGY       GROWTH          CAP
                           FUND           FUND            FUND           FUND
--------------------------------------------------------------------------------
Cost of Investments  $1,277,686,714   $ 33,063,779   $19,871,269    $316,114,131
                     ============== ============================  ==============
Gross unrealized
  appreciation          154,112,304        892,495       294,991      82,020,483
Gross unrealized
  depreciation        (374,199,101)   (13,358,432)   (1,969,095)    (68,265,600)
                     -------------- -------------- -------------  --------------
Net unrealized
  appreciation
  (depreciation)
  on investments      (220,086,797)   (12,465,937)   (1,674,104)      13,754,883
Net tax depreciation
  on derivative and
  foreign currency
  denominated assets
  and liabilities                 -              -       (3,447)               -
                     -------------- -------------- -------------  --------------
Net tax appreciation
  (depreciation)     $(220,086,797)  $(12,465,937) $ (1,677,551)   $  13,754,883
                     ============== ============== =============  ==============

                          SMALL          SMALL           ULTRA           U.S.
                        CAP GROWTH     CAP VALUE         GROWTH        TREASURY
                           FUND           FUND            FUND           FUND
--------------------------------------------------------------------------------
Cost of Investments   $ 847,209,134   $516,652,001  $373,196,771     $72,573,703
                     ============== ============== =============  ==============
Gross unrealized
  appreciation          108,451,661     44,001,604    19,451,315       8,536,771
Gross unrealized
  depreciation        (208,972,097)  (126,466,152) (112,754,368)         (6,488)
                     -------------- -------------- -------------  --------------
Net unrealized
  appreciation
  (depreciation)
  on investments      (100,520,436)   (82,464,548)  (93,303,053)       8,530,283
Net tax appreciation
  (depreciation) on
  derivative and
  foreign currency
  denominated assets
  and liabilities                 -              -             -               -
                     -------------- -------------- -------------  --------------
Net tax appreciation
  (depreciation)     $(100,520,436)  $(82,464,548) $(93,303,053)    $  8,530,283
                     ============== ============== =============  ==============

  The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002

As of September 30, 2002, the components of accumulated earnings (deficit) were as follows:

                           CORE      GLOBAL SCIENCE  INTERNATIONAL      MICRO
                          GROWTH      & TECHNOLOGY       GROWTH          CAP
                           FUND           FUND            FUND           FUND
--------------------------------------------------------------------------------
Undistributed
  ordinary income               $ -           $  -            $-             $ -
Undistributed long-term
  capital gains                   -              -             -      22,298,087
                     -------------- -------------- -------------  --------------
Accumulated earnings              -              -             -      22,298,087
Accumulated capital
  and other losses                -    (2,149,781)     (204,247)               -
Net unrealized
  appreciation
  (depreciation)
  on investments,
  derivative and
  foreign currency
  denominated assets
  and liabilities     (220,086,797)   (12,465,937)   (1,677,551)      13,754,883
                     -------------- -------------- -------------  --------------
Total accumulated
  earnings (deficit) $(220,086,797)  $(14,615,718)  $(1,881,798)     $36,052,970
                     ============== ============== =============  ==============

                          SMALL          SMALL           ULTRA           U.S.
                        CAP GROWTH     CAP VALUE         GROWTH        TREASURY
                           FUND           FUND            FUND           FUND
--------------------------------------------------------------------------------
Undistributed
  ordinary income               $ -           $  -          $  -     $ 2,516,357
Undistributed long-term
  capital gains              33,986              -             -               -
                     -------------- -------------- -------------  --------------
Accumulated earnings         33,986              -             -       2,516,357
Accumulated capital
  and other losses      (3,578,254)              -   (1,945,509)     (7,777,028)
Net unrealized
  appreciation
  (depreciation)
  on investments,
  derivative and
  foreign currency
  denominated assets
  and liabilities     (100,520,436)   (82,464,548)  (93,303,053)       8,530,283
  capital gains              33,986              -             -               -
                     -------------- -------------- -------------  --------------
Total accumulated
  earnings (deficit) $(104,064,704)  $(82,464,548) $(95,248,562)     $ 3,269,612
                     ============== ============== =============  ==============

  For the year ended September 30, 2002, the Ultra Growth and U.S. Treasury Funds had federal income tax capital loss carry forwards of $688,303 and $7,372,918, respectively. Federal income tax capital loss carry forwards for the U.S. Treasury Fund expire as follows: $2,222,459 in 2008, $4,318,964 in 2009 and $831,495 in 2010. The entire federal income tax capital loss carry forward for the Ultra Growth Fund expires in 2010. To the extent future gains are offset by capital loss carry forwards, such gains will not be distributed.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002As of September 30, 2002, the Global Science & Technology, International Growth, Small Cap Growth, Ultra Growth and U.S. Treasury Funds had $2,149,781, $204,247, $3,578,254, $1,257,206 and $404,110, respectively, of post-October capital losses, which are deferred until 2003 for tax purposes. Net capital losses incurred after October 31st, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.
The tax character of distributions paid during the fiscal year ended September 30, 2002 was as follows:
                                 CORE    GLOBAL SCIENCE  INTERNATIONAL  MICRO
                                GROWTH    & TECHNOLOGY       GROWTH      CAP
                                 FUND         FUND            FUND       FUND
--------------------------------------------------------------------------------
Ordinary income              $17,852,286     $250,799           -  $ 1,484,719
Net long-term capital gains  $51,383,561            -           -  $33,818,851

                                SMALL         SMALL       ULTRA          U.S.
                              CAP GROWTH    CAP VALUE    GROWTH        TREASURY
                                 FUND         FUND        FUND           FUND
--------------------------------------------------------------------------------
Ordinary income                        -   $5,990,110            -  $3,600,125
Net long-term capital gains   $9,829,740   $6,969,786   $4,518,749           -

  The Funds hereby designate approximately $54,480,438, $40,462,000, $9,829,740, $7,523,911 and $4,518,749 as a capital gain dividend for the Core Growth, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds, respectively, for the purpose of the dividends paid deduction (unaudited).
  For the year ended September 30, 2002, 100% of dividends paid from net investment income, including net short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Core Growth Fund (unaudited).

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002

7. INVESTMENT ADVISORY
----------------------
  As the Funds' investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. For the year ended September 30, 2002, management fees for the Core Growth, Global Science & Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds were 1.00%, 1.50%, 1.50%, 2.00%, 1.00%, 1.50%, 1.25% and 0.50% of
the average daily net assets of each Fund, respectively.
  The Advisor has voluntarily agreed to limit the expenses of the Core Growth, Global Science & Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds to 1.50%, 1.95%, 1.95%, 2.50%, 1.50%, 1.95%, 1.75% and 0.75% of average daily net assets, respectively. For the year ended September 30, 2002, the Advisor reimbursed $122,898 for the Global Science & Technology Fund and $141,246 for the U.S. Treasury Fund. For the period June 28, 2002 to September 30, 2002, the Advisor reimbursed $94,178 for the International Growth Fund.

--------------------------------------------------------------------------------

8. FEDERAL FILING FEES
----------------------
  On January 16, 2002, the President signed the "Investor and Capital Markets Fee Relief Act" which substantially reduced filing fee rates under Section 6(b) of the Securities Act of 1933, retroactively effective to October 1, 2001. As a result, filing fees accrued for the Funds in fiscal year 2001 have been reduced in 2002.

--------------------------------------------------------------------------------

9. TRANSACTIONS
WITH AFFILIATES
---------------
The following is an analysis of transactions for the year ended September 30, 2002 in the Core Growth, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002

CORE GROWTH FUND


                                                                                                         AMOUNT OF     AMOUNT OF
                                                                                                         DIVIDENDS    GAIN (LOSS)
                                                                                                        CREDITED TO   REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME   SALE OF SHARES
                                             -------------------------------------------------------      FOR THE       FOR THE
                                             BALANCE                                       BALANCE       YEAR ENDED   YEAR ENDED
SECURITY NAME                                9/30/01       PURCHASES         SALES         9/30/02        9/30/02       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
  AmeriCredit Corp.                           2,505,637     10,681,944      7,862,050      5,325,531              -   $(2,471,588)
  Metris Companies Inc.                       1,623,712      4,578,775        783,175      5,419,312       $137,495     $(824,330)
  Orthodontic Centers of America, Inc.        2,694,481        827,100        306,825      3,214,756              -     $(406,287)
  Pediatrix Medical Group Inc.                1,211,275        588,350        116,125      1,683,500              -     $2,528,965
  Rent-A-Center, Inc.                         2,958,650        352,975      1,451,925      1,859,700              -    $24,706,491
  SCP Pool Corp.                                855,787        426,150          8,950      1,272,987              -      $(52,099)
  Sonic Automotive, Inc.                        863,970        973,950         25,350      1,812,570              -       $192,863
  United Rentals, Inc.                        4,259,250      2,118,950      1,572,475      4,805,725              -     $3,641,768
  Watson Wyatt & Company Holdings               561,000         85,325        646,325             -*              -     $1,550,126
  WorldCom, Inc.-MCI Group                            -      5,879,793      5,879,793             -*     $1,846,815  $(25,761,528)


*No longer affiliated as of September 30, 2002.

MICRO CAP FUND



                                                                                                         AMOUNT OF     AMOUNT OF
                                                                                                         DIVIDENDS    GAIN (LOSS)
                                                                                                        CREDITED TO   REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME   SALE OF SHARES
                                             -------------------------------------------------------      FOR THE       FOR THE
                                             BALANCE                                       BALANCE       YEAR ENDED   YEAR ENDED
SECURITY NAME                                9/30/01       PURCHASES         SALES         9/30/02        9/30/02       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
  Aramex InternationalLimited(1)                273,150          6,000        279,150             -*              -       $234,349
  Bradley Pharmaceuticals, Inc.                 425,250        393,175        436,475       381,950*              -     $4,987,537
  IRIDEX Corporation                            853,600              -        138,450        715,150              -     $(362,201)
  Nanometrics Inc.                                    -        938,950         26,275        912,675              -      $(23,268)
  National Dentex Corp.                         323,550          5,964        277,500        52,014*              -     $2,641,846
  PSi Technologies Holdings, Inc. ADR           449,400        589,575         17,000      1,021,975              -     $(291,742)
  Rainbow Rentals, Inc.                         356,300         46,100         12,400        390,000              -      $(23,245)
  YOCREAM International, Inc.                   106,000         11,000        117,000             -*              -       $339,477
  Young Innovations, Inc.                    504,000(2)         97,800        304,750       297,050*              -     $4,138,000


*No longer affiliated as of September 30, 2002.

(1)Aramex International Limited was acquired by Rasmala Buyout Fund LP on February 7, 2002.

(2)Adjusted for 3-for-2 split on April 1, 2002.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002

SMALL CAP GROWTH FUND



                                                                                                         AMOUNT OF     AMOUNT OF
                                                                                                         DIVIDENDS    GAIN (LOSS)
                                                                                                        CREDITED TO   REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME   SALE OF SHARES
                                             -------------------------------------------------------      FOR THE       FOR THE
                                             BALANCE                                       BALANCE       YEAR ENDED   YEAR ENDED
SECURITY NAME                                9/30/01       PURCHASES         SALES         9/30/02        9/30/02       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
  Charles River Associates Incorp.              240,140        224,225         20,800       443,565*              -     $(192,627)
  National Dentex Corp.                         215,350            400        176,514        39,236*              -     $1,176,594


*No longer affiliated as of September 30, 2002.

SMALL CAP VALUE FUND



                                                                                                         AMOUNT OF     AMOUNT OF
                                                                                                         DIVIDENDS    GAIN (LOSS)
                                                                                                        CREDITED TO   REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME   SALE OF SHARES
                                             -------------------------------------------------------      FOR THE       FOR THE
                                             BALANCE                                       BALANCE       YEAR ENDED   YEAR ENDED
SECURITY NAME                                9/30/01       PURCHASES         SALES         9/30/02        9/30/02       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
  Friedman's, Inc.                              752,420        453,850         85,800      1,120,470        $83,866      $(38,150)
  Global Imaging Systems, Inc.                  738,550        540,700        415,675       863,575*              -     $2,274,105
  Kadant, Inc.                                  684,350         67,700        336,250       415,800*              -       $509,348
  Maxwell Shoe Company Inc.                  768,000(1)              -              -        768,000              -              -
  MicroFinancial Incorporated                 1,100,100          2,075         50,275      1,051,900       $162,131     $(332,685)
  Mobile Mini, Inc.                                   -        792,850              -        792,850              -              -
  Nara Bancorp, Inc.                                  -        335,550         13,350        322,200        $99,330         $2,374
  OrthAlliance, Inc.(2)                         854,075              -        854,075             -*              -              -
  PCD Inc.                                      650,664              -        333,700        316,964              -   $(1,613,750)
  Peak International Ltd.                       419,275        525,750        215,625        729,400              -       $(5,589)
  Supertex, Inc.                                626,650        158,400        422,050       363,000*              -     $1,667,498
  Whitehall Jewellers, Inc.                     857,485        441,933        692,025       607,393*              -     $7,844,346


*No longer affiliated as of September 30, 2002.

(1)Adjusted for 3-for-2 split on May 20, 2002.

(2)OrthAlliance, Inc. was acquired by Orthodontic Centers of America, Inc. on November 7, 2001.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002

ULTRA GROWTH FUND



                                                                                                         AMOUNT OF     AMOUNT OF
                                                                                                         DIVIDENDS    GAIN (LOSS)
                                                                                                        CREDITED TO   REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME   SALE OF SHARES
                                             -------------------------------------------------------      FOR THE       FOR THE
                                             BALANCE                                       BALANCE       YEAR ENDED   YEAR ENDED
SECURITY NAME                                9/30/01       PURCHASES         SALES         9/30/02        9/30/02       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
  Cognizant Technology
     Solutions Corp.                             92,550        433,200        322,725       203,025*              -     $3,740,136
  Wireless Facilities, Inc.                     609,119      2,079,250          5,425      2,682,944              -         $4,215


*No longer affiliated as of September 30, 2002.

--------------------------------------------------------------------------------

 10. RESTRICTED SECURITIES
--------------------------
  The Funds may own investments that were purchased through private placement transactions (or under Rule 144A as noted) and cannot be sold without prior registration under the Securities Act of 1933 or may be limited due to certain restrictions. The costs of registering such securities are paid by the issuer. At September 30, 2002, the Funds held restricted preferred stocks (or common stocks as noted) as follows:

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2002



                                                                                                                         VALUE AS
                                                         ACQUISITION          ACQUISITION               FAIR               % OF
                                                             DATE                 COST                 VALUE            NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL SCIENCE & TECHNOLOGY FUND
  Metro-Optix, Inc., Series C                         7/16/01 - 9/7/01            $198,240              $  580                   -
  SiRF Technology
     Holdings, Inc., Series H                             12/20/01                $277,875             222,300               1.07%
  SiRF Technology Holdings, Inc.(2)                       12/20/01                       -                   -                   -
                                                                                                   -----------              ------
                                                                                                   $   222,880               1.07%
------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP FUND
  Metro-Optix, Inc., Series B                              6/16/00                $474,854              $  662                   -
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
  Metro-Optix, Inc., Series B                              6/16/00            $  1,511,483            $  2,107                   -
  Metro-Optix, Inc., Series C                         7/16/01 - 9/7/01        $  3,374,441               9,866                   -
  SiRF Technology
     Holdings, Inc., Series H                             12/20/01            $  2,616,120           2,092,896               0.28%
  SiRF Technology Holdings, Inc.(2)                       12/20/01                       -                   -                   -
                                                                                                   -----------             -------
                                                                                                    $2,104,869               0.29%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
  American Financial
     Realty Trust                                          9/4/02              $ 4,215,750          $4,342,222               1.02%
------------------------------------------------------------------------------------------------------------------------------------
ULTRA GROWTH FUND
  IQ4Hire, Inc.                                            9/7/00                 $110,000              $  440                   -
  Metro-Optix, Inc., Series B                              6/16/00            $    542,768                 757                   -
  Metro-Optix, Inc., Series C                         7/16/01 - 9/7/01        $    507,400               1,483                   -
  SiRF Technology
     Holdings, Inc., Series H                             12/20/01                $806,000             644,800               0.23%
  SiRF Technology Holdings, Inc.(2)                       12/20/01                       -                   -                   -
                                                                                                   -----------             -------
                                                                                                   $   647,480               0.23%
------------------------------------------------------------------------------------------------------------------------------------


(1)Common stock. Rule 144A Security.

(2)Warrants.

11. SUBSEQUENT
EVENT-DISTRIBUTION
TO SHAREHOLDERS
---------------
  The Funds declared a capital gains distribution in the Micro Cap Fund which was paid on October 4, 2002, to shareholders of record on October 3, 2002, in the amount of $0.341328 per share.

WASATCH FUNDS-REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------

To the Board of Directors
and Shareholders of
Wasatch Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Wasatch Core Growth Fund, Wasatch Global Science & Technology Fund (formerly Global Technology Fund), Wasatch International Growth Fund, Wasatch Micro Cap Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund (hereafter referred to as the "Funds") at September 30, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Funds as of September 30, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated October 17, 2001 expressed an unqualified opinion on those statements.



PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
October 30, 2002

CHANGE OF INDEPENDENT ACCOUNTANTS
---------------------------------

  On June 14, 2002, the Board terminated Arthur Andersen LLP ("Arthur
Andersen") as independent accountants for the Core Growth, Global Science & Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended September 30, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition, there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Directors appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2002.

WASATCH FUNDS-DIRECTORS AND OFFICERS
------------------------------------
SEPTEMBER 30, 2002


                                                                                                   NUMBER OF
                                                                                 PRINCIPAL       PORTFOLIOS IN          OTHER
     NAME, ADDRESS,           POSITION(S) HELD     TERM OF OFFICE AND          OCCUPATION(S)   COMPLEX OVERSEEN     DIRECTORSHIPS
         AND AGE                  WITH FUND       LENGTH OF TIME SERVED     DURING PAST 5 YEARS   BY DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

  JAMES U. JENSEN                Director              Indefinite             Vice President,          8      Private companies and
  NPS Pharmaceuticals, Inc.                            Served as Director     Corporate Development           foundations only.
  420 Chipeta Way                                      since 1986             and Legal Affairs,
  Salt Lake City, UT 84108                                                    and Secretary, NPS
  Age: 57                                                                     Pharmaceuticals, Inc.
                                                                              since 1991.

  WILLIAM R. SWINYARD, PH.D.     Director              Indefinite             Professor of Business    8            None
  Management Office                                    Served as Director     Management and Holder
  624 Tanner Building                                  since 1986             of the Fred G. Meyer
  Brigham Young University                                                    Chair of Marketing,
  Provo, UT 84602                                                             Brigham Young
  Age: 62                                                                     University since 1978;
                                                                              Professor of Business
                                                                              Management, National
                                                                              University of Singapore,
                                                                              1998 - 1999.

  JONATHAN F. ZESCHIN            Director              Indefinite             President and Founder
  1777 S. Harrison Street                              Served as Director     of ESSENTIAL             8            None
  Skydeck                                              since June 2002        Advisers, Inc.,
  Denver, CO 80210                                                            a wealth management
  Age: 49                                                                     and investment advisory
                                                                              firm; prior to founding
                                                                              ESSENTIAL was Managing
                                                                              Partner at JZ Partners
                                                                              LLC, a business
                                                                              consulting firm;
                                                                              President of Founders
                                                                              Asset Management
                                                                              from 1995 - 1998.

------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS*:

  SAMUEL S. STEWART, JR.,        President, Chairman   Indefinite             Chairman of the
  PH.D., CFA                     of the Board and      Served as President,   Board and Director       8            None
  150 Social Hall Avenue         Director              Chairman of the        of Research for
  4th Floor                                            Board and Director     Wasatch Advisors, Inc.
  Salt Lake City, UT 84111                             since 1986             (the "Advisor")
  Age: 60                                                                     since 1975; Professor
                                                                              of Finance at the
                                                                              University of Utah
                                                                              from 1975 - 2000.

  JEFF S. CARDON, CFA            Vice President        Indefinite             President and            8            None
  150 Social Hall Avenue         and Director          Served as Vice         Treasurer for the
  4th Floor                                            President and Director Advisor since 1999;
  Salt Lake City, UT 84111                             since 1986             Director of the
  Age: 45                                                                     Advisor since 1985;
                                                                              Security Analyst for
                                                                              the Advisor since 1980.

------------------------------------------------------------------------------------------------------------------------------------

OFFICER:

  VENICE F. EDWARDS, CFA         Secretary/Treasurer   Indefinite             Director of Compliance  N/A           None
  150 Social Hall Avenue                               Served as              for the Advisor
  4th Floor                                            Secretary/Treasurer    since 1995 and
  Salt Lake City, UT 84111                             since 1996             Secretary of the
  Age: 52                                                                     Advisor since 1999;
                                                                              Portfolio Manager
                                                                              for the Advisor from
                                                                              1983 - 1995.


*INTERESTED DIRECTORS SERVE AS DIRECTORS AND OFFICERS OF WASATCH ADVISORS, INC.

  Additional information about the Funds' directors is provided in the Statement of Additional Information and is available, without charge, upon request, by calling 1.800.551.1700.

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
-------------------------------------------

  Wasatch Funds provides reports to shareholders twice a year. The Annual Report is for the Funds' fiscal year which ends September 30th. The Semi-Annual Report is for the six months ending March 31st. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a Shareholder Services Representative will be happy to assist you when you call 1.800.551.1700.

SCHEDULE OF INVESTMENTS
-----------------------
  The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Funds will typically have only minor holdings in SHORT-TERM INVESTMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
  These financial statements show the ASSETS and LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. LIABILITIES are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.
  NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as "Capital stock" on the books of the Fund, and $9.99 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME is the amount of net investment income earned by a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN
(LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.
  The number of shares a Fund is

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
-------------------------------------------

AUTHORIZED to sell can be found under CAPITAL STOCK, $.01 PAR VALUE. How many of those shares are owned by shareholders is indicated as ISSUED AND OUTSTANDING.
  NET ASSET VALUE (NAV), REDEMPTION PRICE AND OFFERING PRICE PER SHARE shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds' prospectus for more information about how NAVs are calculated. Information about how the NAV is affected by a Fund's operation can be found in this section under "Financial Highlights" on page 92.

STATEMENTS OF OPERATIONS
------------------------
  STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund's holdings during the reporting period.
  INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.
  EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.
  NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.
  NET REALIZED GAIN (LOSS) ON INVESTMENTS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value of securities a Fund continues to hold.
NET GAIN (LOSS) ON INVESTMENTS is the result of changes in market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------
  NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES IN NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF OPERATIONS. It includes investment income or loss, net realized gain or loss on investments a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.
  DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
-------------------------------------------
shareholders choose to reinvest their dividends and capital gain distributions. Each Fund is required by Internal Revenue Service (IRS) regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a "regulated investment company."
  CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS
--------------------
  The FINANCIAL HIGHLIGHTS contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.
  NET ASSET VALUE (NAV) is defined in this section under "Statements of Assets and Liabilities" on page 91. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund's shares over the reporting period, but not its total return.
  INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the NAV was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.
  DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.
  TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are rein vested at the NAV on the payable day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.
  SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. RATIO TO AVERAGE NET ASSETS OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. PORTFOLIO TURNOVER RATE measures a Fund's buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

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